As filed with the U.S. Securities and Exchange Commission on March 28, 2024

1933 Act File No. 333-271265
1940 Act File No. 811-23868

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 3	☒
Post-Effective Amendment No.	☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 3	☒

Popular U.S. Government Money Market Fund, LLC
(Exact name of Registrant as Specified in Charter)

Popular Center North Building, Second Level (Fine Arts),
209 Muñoz Rivera Avenue,
San Juan, Puerto Rico 00918
(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (787) 754-4488

Manuel Rodríguez Boissén
Secretary
Popular Center North Building, Second Level (Fine Arts),
209 Muñoz Rivera Avenue,
San Juan, Puerto Rico 00918
(Name and Address of Agent for Service)

Copies to:

Brian McCabe Ropes & Gray LLP Prudential Tower, 800 Boylston Street, Boston, MA 02199	Angel M. Rivera Popular Asset Management LLC Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, MARCH 28, 2024

[__], 2024

Prospectus

Popular U.S. Government Money Market Fund, LLC

Class A Withholding Shares: MMYXX

Class A Non-Withholding Shares: MMTXX
Class I Institutional Withholding Shares: MMFXX

Class I Institutional Non-Withholding Shares: MMGXX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

Fund Summary

Investment Objective

The Fund’s investment objective is to seek to provide current income consistent with preservation of capital and liquidity.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”), which are not reflected in the table and example below. More information is available from your Financial Intermediary and in the “Shareholder Information” section of this prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Withholding Shares[1]	Class A Non- Withholding Shares[1]	Class I Institutional Withholding Shares[1]	Class I Institutional Non- Withholding Shares[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%	None	None
Other Expenses	0.58%	0.58%	0.58%	0.58%
Administrative Fee	0.08%	0.08%	0.08%	0.08%
Miscellaneous Other Expenses	0.50%	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses	1.08%	1.08%	0.83%	0.83%
Fee Waivers and/or Expense Reimbursements[2]	0.08%	0.08%	-	-
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	1.00%	1.00%	0.83%	0.83%

[1]	Other expenses are based on estimates for the current fiscal year.

[2]	Popular Asset Management LLC (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00% of the average daily net assets of the Fund. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded. Any repayment to the Adviser will not cause the Fund's expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The expense limitation shall be in effect until at least June 30, 2025.

Example:

This following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through June 30, 2025 and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years*
Class A Withholding Shares	$103	$334
Class A Non-Withholding Shares	$103	$334
Class I Institutional Withholding Shares	$85	$266
Class I Institutional Non-Withholding Shares	$85	$266

*Cumulative expenses paid

Principal Investment Strategies of the Fund

The Fund is a U.S. “government money market fund” (as defined in Rule 2a-7 under the 1940 Act, as amended (“Rule 2a-7”)) that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund invests at least 99.5% of its total assets in cash, government securities, and repurchase agreements collateralized by cash or government securities. In addition, under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in direct obligations of the U.S. Treasury and other securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities (including securities issued by entities that are chartered or sponsored by the Congress of the United States, but which are neither issued nor guaranteed by the U.S. Treasury), as well as repurchase agreements secured by those obligations. Government securities generally means any security issued or guaranteed as to principal or interest by the U.S. Government or certain of its agencies or instrumentalities. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be government securities for purposes of the Fund’s investment policies.

In compliance with regulatory requirements for money market funds, the Fund primarily invests in U.S. Treasury obligations and “government securities” (as defined in section 2(a)(16) of the 1940 Act) maturing within 397 calendar days of the date of purchase, with certain exceptions permitted by applicable regulations, and repurchase agreements collateralized fully by U.S. treasury obligations and government securities. The Fund may also hold cash.

As a money market fund, the Fund invests in conformity with the requirements of Rule 2a-7 with respect to the quality, maturity, diversification and liquidity of the Fund’s investments. The Fund invests only in U.S. dollar denominated securities maturing within 397 calendar days of the date of purchase, with certain exceptions permitted by applicable regulations. The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average life to maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 calendar days. Each investment must be determined to present minimal credit risks by the Adviser pursuant to guidelines approved by the Board of Directors of the Fund (the “Board”) and must be an “Eligible Security” as defined in Rule 2a-7. The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

In selecting securities for the Fund’s portfolio, the Adviser focuses on securities that offer safety, liquidity, and a competitive yield.

The Fund normally holds portfolio securities to maturity, but may sell a security when the Adviser deems it advisable, such as when market or credit factors materially change.

The Fund is designed solely for Qualifying Investors (as defined in the section entitled “Taxation” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”). The Fund does not intend to qualify as a RIC and non-Qualifying Investors may suffer adverse consequences as a result.

Principal Risks of Investing in the Fund

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The below is a summary of certain risks which could affect the Fund’s performance. You should also consider the factors under “More Information About The Fund – Risks of Investing in the Fund” before investing in the Fund.

No Prior History. The Fund is a newly organized open-end management investment company with no history of operations.

New/Small Fund Risk. A new or small fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. New and smaller funds may require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. The Fund has no performance history for investors to evaluate and it may not attract sufficient assets to achieve investment and trading efficiencies. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objectives, its performance may be negatively impacted, and any resulting liquidation could result in negative transaction costs for the Fund and have adverse tax consequences for investors.

Money Market Risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds, including the Fund, can fall below the $1.00 share price. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Neither the Adviser nor any of its affiliates has any legal obligation to provide financial support to the Fund, and you should not rely on or expect that the Adviser or any of its affiliates will provide financial support to the Fund at any time or take other actions to maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, call risk, income risk and extension risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Puerto Rico Tax Exemption Risk. The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”), and the Puerto Rico Municipal Code, as amended (the “Municipal Code”), as a registered investment company. To be exempt from Puerto Rico income tax the Fund must meet certain requirements. In Puerto Rico Treasury Determination 19-04, the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the United States Securities and Exchange Commission (the “SEC”) under the 1940 Act, will be treated as a registered investment company under the Investment Companies Act of 2013 (“Act 93-2013”) and thus will be entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. If such determination is revoked by the Puerto Rico Treasury Department, (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, its dividend income and its short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, (ii) if the 15% withholding tax was not withheld on dividends distributed by the Fund from its earnings and profits attributable to income exempt from Puerto Rico income tax that meets certain requirements (“Exempt Dividends”), its earnings and profits attributable to the sale of property (“Capital Gain Dividends”) or its earnings and profits that are not attributable to income exempt from Puerto Rico income tax that meets certain requirements or to the sale of property (“Ordinary Dividends”), the Exempt Dividends, Capital Gain Dividends or Ordinary Dividends, as applicable, of individuals who are bona fide residents of Puerto Rico, U.S. citizens nonresident of Puerto Rico and certain trusts would be subject to the regular Puerto Rico income tax rates of up to 31.35% (iii) Ordinary Dividends and Capital Gain Dividends of corporations, or entities treated as corporations, organized in Puerto Rico and corporations, or entities treated as corporations, organized outside of Puerto Rico and engaged in trade or business in Puerto Rico (“Resident Foreign Corporations”) would be subject to the regular Puerto Rico income tax rates of up to 37.5%, subject to the 85% dividend received deduction; (v) Ordinary Dividends and Capital Gain Dividends of Resident Foreign Corporations may also be subject to the 10% branch profits tax and (vi) corporations, or entities treated as corporations, organized outside of Puerto Rico that are not engaged in trade or business in Puerto Rico (“Foreign Corporations”) would be subject to a10% Puerto Rico withholding tax on Exempt Dividends and Capital Gain Dividends.

Municipal License Tax Exemption. Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes.

Conduit Rule. Shareholders who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the U.S. Code, dividends treated as Puerto Rico sourced income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income tax, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). See “Taxation”. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and that, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico sourced income excluded from U.S. federal income taxes by shareholders that are bona fide residents of Puerto Rico. However, the Internal Revenue Service (the “IRS”) or the courts may disagree with this interpretation and treat an investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from U.S. sources subject to U.S. federal income taxes.

U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 (commonly known as “FATCA”) of the U.S. Code impose a 30% withholding tax upon most payments of U.S. sourced income and gross proceeds from the disposition of property of a type that can produce interest or dividends from U.S. sources made to certain “foreign financial institutions” (“FFI”) or “non-financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to their respective investors. In the case of most payments of U.S. sourced income, the 30% withholding applies to payments made after June 30, 2014. Pursuant to the final regulations issued by the United States Department of the Treasury (the “U.S. Treasury”) and the IRS relating to FATCA, the Fund will be treated as a NFFE, but the Fund elected to register as a direct reporting NFFE with the IRS. Accordingly, the Fund will be required to provide to the IRS certain information with respect to its investors. If the Fund were to be unable to provide such investor information to the IRS or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code with respect to FATCA, the Fund’s U.S. sourced income would be reduced, inasmuch as it would be subject to such 30% withholding tax. The 30% withholding would result in reduction of the Fund’s income available for distribution to its shareholders.

Repurchase Agreements Risk. The Fund may enter into certain types of repurchase agreements. In the event of default by a repurchase agreement counterparty under any repurchase agreement the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying such repurchase agreements. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market values of such underlying securities and the accrued interest on the underlying securities. In such event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from market fluctuations following the failure of such counterparty to perform.

The yield on repurchase agreements depends on a variety of factors, including, but not limited to, general, municipal and fixed-income securities market conditions, the amount being invested, the financial condition of the respective counterparty, and the maturity and credit quality of the security involved in each transaction.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Yield Risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low or negative, the Fund may not be able to maintain a positive yield or pay Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value. Additionally, inflation may outpace and diminish investment returns over time. Recent and potential future changes in monetary policy made by central banks and/or their governments may affect interest rates.

Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Performance Information

The Fund had not yet commenced investment operations as of the date of this prospectus. Therefore, performance information is not available and has not been presented for the Fund.

Investment Adviser

The Fund’s investment adviser is Popular Asset Management LLC, a registered investment adviser (previously defined as the “Adviser”), a wholly-owned subsidiary of Popular, Inc., a diversified, publicly-owned financial holding company registered under the Bank Holding Company Act of 1956, as amended, and subject to supervision and regulation by the Board of Governors of the Federal Reserve System. In the future, the Adviser may retain one or more sub-advisers to manage a portion of the Fund’s assets.

Purchase and Sale of Fund Shares

To purchase or sell shares you should contact your Financial Intermediary, or if you hold shares directly with the Fund, you should contact the Fund by phone at (787) 754-4488, by mail (c/o Popular U.S. Government Money Market Fund, LLC, Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918), or by the Internet at www.popularfunds.com. You may purchase or redeem shares of the Fund each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York (“Federal Reserve”) is open for business (each, a “Business Day”).

Tax Information

In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Under Section 933 of the U.S. Code, individuals who are bona fide residents of Puerto Rico within the meaning of Section 933 and 937 of the U.S. Code (defined below, under “Taxation”, as “Qualifying Individuals”) will generally not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico that is not effectively connected with a U.S. trade or business. Generally, the dividends distributed by the Fund should constitute income from sources within Puerto Rico that is not effectively connected with a U.S. trade or business and thus is not subject to U.S. federal income tax in the hands of a Qualifying Individual. However, for Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting shares of the Fund, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. See the section entitled “Taxation—United States Taxation of Qualifying Investors.”

Puerto Rico corporations not engaged in a U.S. trade or business for U.S. federal income tax purposes are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business. See the section entitled “Taxation—United States Taxation of Qualifying Investors.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the broker-dealer or other Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

More Information About the Fund

Investment Objective

The Fund’s investment objective is to seek to provide shareholders with current income consistent with preservation of capital and liquidity.

This investment objective is a non-fundamental policy of the Fund and may be changed without the approval of and without prior notice to shareholders of the Fund.

Investment Strategies

The Fund is a government money market fund. As permitted by Rule 2a-7, the Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund invests at least 99.5% of its total assets in cash, government securities, and repurchase agreements collateralized by cash or government securities. In addition, under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in direct obligations of the U.S. Treasury and other securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities (including securities issued by entities that are chartered or sponsored by the Congress of the United States, but which are neither issued nor guaranteed by the U.S. Treasury), as well as repurchase agreements secured by those obligations. Direct obligations of the U.S. Treasury generally include bills, notes and bonds. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements collateralized by cash. Government securities generally means any security issued or guaranteed as to principal or interest by the U.S. Government or certain of its agencies or instrumentalities. U.S. government securities issued by entities that are chartered or sponsored by the government are neither issued nor guaranteed by the U.S. Treasury. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. government securities for purposes of the Fund’s investment policies.

The Fund invests in conformity with SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. Pursuant to the rules and regulations under the 1940 Act, as amended, currently the Fund invests only in U.S. dollar denominated securities maturing within 397 calendar days of the date of purchase, with certain exceptions permitted by applicable regulations. Additionally, the Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average life to maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 calendar days. Each investment must be determined to present minimal credit risks by the Adviser pursuant to guidelines approved by the Board, and must be an “Eligible Security” as defined in Rule 2a-7. The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

In selecting securities for the Fund’s portfolio, the Adviser focuses on securities that offer safety, liquidity, and a competitive yield.

The Fund normally holds portfolio securities to maturity, but may sell a security when the Adviser deems it advisable, such as when market or credit factors materially change.

The Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar-weighted average portfolio maturity or investing in other securities that are Eligible Securities for purchase by money market funds as described in the Fund’s Statement of Additional Information (“SAI”), in anticipation of or in response to adverse market, economic, political or other conditions. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments.

The Adviser may voluntarily undertake to reimburse expenses and/or waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Manager and Distributor are not required to reimburse expenses or waive fees to assist the Fund in attempting to maintain a positive yield, and any undertaking to do so may be amended or withdrawn at any time without notice.

The Fund is designed solely for Qualifying Investors (as defined in the section entitled “Taxation” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RIC”) under Subchapter M of the U.S. Code.

Risks of Investing in the Fund

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The below is a summary of certain risks which could affect the Fund’s performance.

No Prior History. The Fund is a newly organized open-end management investment company with no history of operations.

New/Small Fund Risk. A new or small fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. New and smaller funds may require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. The Funds has no performance history for investors to evaluate and it may not attract sufficient assets to achieve investment and trading efficiencies. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objectives, its performance may be negatively impacted, and any resulting liquidation could result in negative transaction costs for the Fund and have adverse tax consequences for investors.

Money Market Risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds, including the Fund, can fall below the $1.00 share price. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Neither the Adviser nor any of its affiliates has any legal obligation to provide financial support to the Fund, and you should not rely on or expect that the Adviser or any of its affiliates will provide financial support to the Fund at any time or take other actions to maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. In the event of a negative interest rate environment the Fund may reduce the number of shares outstanding to maintain a stable net asset value per share in the manner contemplated by Rule 2a-7, subject to certain board determinations and disclosures to investors.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, call risk, income risk and extension risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the U.S. Federal Reserve’s recent campaign to raise interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Puerto Rico Tax Exemption Risk. The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax under the PR Code and the Municipal Code, as a registered investment company. To be exempt from Puerto Rico income tax the Fund must meet certain requirements. In Puerto Rico Treasury Determination 19-04 the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under Investment Companies Act of 2013 (“Act 93-2013”) and thus will be entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. If such determination is revoked by the Puerto Rico Treasury Department, (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, its dividend income and its short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains; (ii) if the 15% withholding tax was not withheld on Exempt Dividends, Capital Gain Dividends or Ordinary Dividends, the Exempt Dividends, Capital Gain Dividends or Ordinary Dividends, as applicable, of individuals who are bona fide residents of Puerto Rico, U.S. citizens nonresident of Puerto Rico and certain trusts would be subject to the regular Puerto Rico income tax rates of up to 31.35% (iii) Ordinary Dividends and Capital Gain Dividends of Resident Foreign Corporations would be subject to the regular Puerto Rico income tax rates of up to 37.5%, subject to the 85% dividend received deduction; (v) Ordinary Dividends and Capital Gain Dividends of Resident Foreign Corporations may also be subject to the 10% branch profits tax and (vi) Foreign Corporations would be subject to a10% Puerto Rico withholding tax on Exempt Dividends and Capital Gain Dividends.

Municipal License Tax Exemption. Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. The municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

Conduit Rule. Shareholders who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the U.S. Code, dividends treated as Puerto Rico sourced income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income tax, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). See “Taxation”. We understand that said conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by governmental authorities and that, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico sourced income excluded from U.S. federal income taxes by shareholders that are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat an investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from U.S. sources subject to U.S. federal income taxes.

U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 (commonly known as “FATCA”) of the U.S. Code impose a 30% withholding tax upon most payments of U.S. sourced income and gross proceeds from the disposition of property of a type that can produce interest or dividends from U.S. sources made to certain “foreign financial institutions” (“FFI”) or “non-financial foreign entities” (“NFFE”) unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to their respective investors. In the case of most payments of U.S. sourced income, the 30% withholding applies to payments made after June 30, 2014. Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a NFFE, but the Fund elected to register as a direct reporting NFFE with the IRS. Accordingly, the Fund will be required to provide to the IRS certain information with respect to its investors. If the Fund were to be unable to provide such investor information to the IRS or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code with respect to FATCA, the Fund’s U.S. sourced income would be reduced, inasmuch as it would be subject to such 30% withholding tax. The 30% withholding would result in a reduction of the Fund’s income available for distribution to its shareholders.

Repurchase Agreements Risk. The Fund may enter into certain types of repurchase agreements. In the event of default by a repurchase agreement counterparty under any repurchase agreement the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying such repurchase agreements. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market values of such underlying securities and the accrued interest on the underlying securities. In such event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from market fluctuations following the failure of such counterparty to perform.

The yield on repurchase agreements depends on a variety of factors, including, but not limited to, general, municipal and fixed-income securities market conditions, the amount being invested, the financial condition of the respective counterparty, and the maturity and credit quality of the security involved in each transaction.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Yield Risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low or negative, the Fund may not be able to maintain a positive yield or pay Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value. Additionally, inflation may outpace and diminish investment returns over time. Recent and potential future changes in monetary policy made by central banks and/or their governments may affect interest rates.

Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence, increase volatility in the financial markets, perhaps suddenly and to a significant degree, result in higher interest rates, and even raise concerns about the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Other Risks

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Limited Tax Benefits. An investment in the Fund will afford the tax benefits described herein in the section entitled “Taxation” solely to individuals whose principal residence is in Puerto Rico, or to corporations and other business organizations whose principal office and place of business are in Puerto Rico. Therefore, shareholders whose principal residence is not in Puerto Rico, or business organizations whose principal office and place of business is not Puerto Rico will not have a right to the same tax benefits.

Shareholder Information

Which Share Class Should I Choose?

The Fund currently offers Class A Withholding Shares, Class A Non-Withholding, Class I Institutional Withholding, and Class I Institutional Non-Withholding Shares. Each share class represents an ownership interest in the same investment portfolio of securities. Each share class has different eligibility and availability criteria expenses, and dividends and distributions, allowing you to invest in the way that best suits your needs.

If you are eligible to invest in Class I Institutional Withholding Shares or Class I Institutional Non-Withholding Shares, one of those classes is likely to be the most appropriate choice, as they do not have annual distribution or service fees.

If you select Class A Withholding and/or Class I Institutional Withholding Shares for your investment in the Fund you will be deemed to have instructed the Fund to cause to withhold a 15% withholding tax on all, Exempt Dividends (as defined below, under “Taxation”) Capital Gain Dividends (as defined below, under “Taxation”) and Ordinary Dividends (as defined below, under “Taxation”), and the brokers or other financial intermediaries through which the investors hold their shares will withhold the 15% withholding tax and pay it to the Puerto Rico Treasury Department. In the case of Exempt Dividends , Capital Gain Dividends and Ordinary Dividends distributed to certain investors, the 15% withholding tax may be inapplicable or in excess of the applicable Puerto Rico income tax rate. In such cases, the investor should be able to either credit the 15% withholding tax against the applicable Puerto Rico income tax liability or request a refund from the Puerto Rico Treasury Department of the 15% withholding tax or the excess of the 15% withholding tax over the ultimate tax liability, as applicable. See “Taxation,” below.

If you select Class A Non-Withholding Shares or Class I Institutional Non-Withholding Shares for your investment in the Fund, you are deemed to have irrevocably instructed the Fund not to withhold the 15% withholding tax or any other Puerto Rico tax on Exempt Dividends , Capital Gain Dividends and Ordinary Dividends, distributed on your shares. If you are a Qualifying Individual or a Qualifying Trust, including a Qualifying Retirement Trust, prior to or concurrently with the acquisition of the Class A Non-Withholding Shares or Class I Institutional Non-Withholding Shares you must deliver to the Fund a letter signed by you, in a form acceptable to the Fund certifying that you are not subject to the 15% withholding tax imposed by subsection (a) of PR Code section 1023.06 and certifying that you are not subject to any other Puerto Rico withholding tax on dividends distributed by the Fund. Non-Resident U.S. Citizens will not be able to acquire Class A Non-Withholding Shares or Class I Institutional Non-Withholding Shares because they are subject to a 15% withholding tax on Ordinary Dividends, and thus would not be able to certify that they are not subject to any other Puerto Rico withholding tax on dividends distributed by the Fund. On the other hand, if you are a Qualifying Corporation or a Resident Foreign Corporation prior to or concurrently with the acquisition of the Class A Non-Withholding Shares or Class I Institutional Non-Withholding Shares you must deliver to the Fund a letter signed by you in a form acceptable to the Fund indicating that you are not subject to any Puerto Rico withholding tax on Ordinary Dividends and Capital Gain Dividends distributed by the Fund. Foreign Corporations will not be able to acquire Class A Non-Withholding Shares or Class I Institutional Non-Withholding Shares because they are subject to a 10% Puerto Rico withholding tax on Ordinary Dividends and thus would not be able to certify that they are not subject to Puerto Rico withholding tax on dividends distributed by the Fund.

In the event that the Fund, in its sole discretion, determines that the Non-Withholding Certification of a holder of Class A Non-Withholding Shares, at the time it was made was, or has subsequently become, inaccurate in any respect, the Fund may convert Class A Non-Withholding Shares held by such shareholder to Class A Withholding Class Shares with the same aggregate net asset value. The Fund may complete such a conversion without prior notice to such shareholder.

The Fund and its paying agent are not responsible for your share class selection. You should consult with your tax adviser to ensure that you select the share class appropriate for your withholding status and tax situation. Your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”) can also help you determine which share class is best suited to your personal financial goals.

The table below summarizes key features of each of the share classes of the Fund.

	Class A Withholding Shares	Class A Non- Withholding Shares	Class I Institutional Withholding Shares	Class I Institutional Non-Withholding Shares
Availability / Eligibility	Generally available.	Limited to investors that are not subject to Puerto Rico income tax withholding (other than the 15% withholding tax applicable to Qualifying Individuals and Qualifying Trusts, that they must elect not to be subject to be able to acquire these type of shares).

Limited to certain investors, including:

●      Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment adviser, trust company or bank in which the investor pays that financial intermediary a fee for investment advisory services and the financial intermediary through whom the shares are acquired has an agreement with distributors authorizing the sale of Fund shares

Limited to investors described under Class I Institutional Withholding Shares that are not subject to Puerto Rico income tax withholding (other than the 15% withholding tax applicable to Qualifying Individuals and Qualifying Trusts, that they must elect not to be subject to be able to acquire these type of shares).

	Class A Withholding Shares	Class A Non- Withholding Shares	Class I Institutional Withholding Shares	Class I Institutional Non-Withholding Shares
Distribution and Service (12b-1) Fees	Distribution Fee: 0.25%	Distribution Fee: 0.25%	Distribution Fee: None	Distribution Fee: None.
Advantage

Class A Shares are generally available and not limited to the types of investors described above for Class I Institutional Shares.

Qualifying Individuals, Qualifying Trusts and Non-Resident U.S. Citizens will be subject to the reduced 15% Puerto Rico withholding tax on Ordinary Dividends, instead of the regular Puerto Rico income tax rate of up to 31.35%

Investors can avoid excessive Puerto Rico income tax withholding on distributions otherwise exempt from Puerto Rico income taxes or subject to a lower effective Puerto Rico income tax rate.

There are no distribution or service fees.

Qualifying Individuals, Qualifying Trusts and Non-Resident U.S. Citizens will be subject to the reduced 15% Puerto Rico withholding tax on Ordinary Dividends, instead of the regular Puerto Rico income tax rate of up to 31.35%

Investors can avoid excessive Puerto Rico income tax withholding on distributions otherwise exempt from Puerto Rico income taxes or subject to a lower effective Puerto Rico income tax rate.
Disadvantage	Subject to a 0.25% distribution fee. Investors will be subject to Puerto Rico income tax withholding on certain distributions not otherwise subject to withholding.	Qualifying Individuals and Qualifying Trusts will be subject to the regular Puerto Rico income tax rates of up to 31.35% on Ordinary Dividends, instead of the reduced 15% Puerto Rico withholding tax	Availability and eligibility are limited. Investors will be subject to Puerto Rico income tax withholding on certain distributions not otherwise subject to withholding.	Qualifying Individuals and Qualifying Trusts will be subject to the regular Puerto Rico income tax rates of up to 31.35% on Ordinary Dividends, instead of the reduced 15% Puerto Rico withholding tax.

The following pages will discuss additional information about each share class, including the requirements to purchase Class I Institutional Withholding and Class I Institutional Non-Withholding Shares

Class I Institutional Withholding and Non-Withholding Shares

Only certain investors are eligible to buy Class I Institutional Withholding and Class I Institutional Non-Withholding Shares. Your broker-dealer or other Financial Intermediary can help you determine whether you are eligible to buy Class I Institutional Withholding or Class I Institutional Non-Withholding Shares.

Eligible Class I Institutional Withholding and Class I Institutional Non-Withholding Shares investors include the following:

●	Investors acquiring shares in connection with a comprehensive fee or other advisory fee arrangement between the investor and a financial intermediary in which the investor pays that financial intermediary a fee for investment advisory services and the financial intermediary through whom the shares are acquired has an agreement with distributors authorizing the sale of Fund shares.

The Fund reserves the right to modify or waive the above-stated policies at any time.

Redemption of Shares

Shares (including fractional shares) normally may be redeemed for cash upon receipt of a request in proper form on any business day. In order for shares to be redeemed on a particular redemption date, the redemption order in proper form must be received by the Fund by the close of trading on the NYSE (generally, 4:00 P.M., New York time) on the redemption date from the Distributor or other broker-dealer with which the Distributor has executed a selected dealer agreement. In order to be in “proper form” a redemption order must include all necessary information and documentation related to the redemption request. If your request is not in proper form, the Fund may require additional documentation in order to redeem your shares.

Redemption orders received by the Fund are irrevocable, except at the discretion of the Fund. The redemption price will be the net asset value per share as of the close of trading on the NYSE on the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash. The Fund typically expects to pay redemption proceeds to redeeming shareholders within one business day after a redemption request is received in proper form. However, the Fund may take up to seven days to process a redemption request.

Redemption of shares by the Fund is a taxable event. See “Taxation.”

The right to redeem shares on a daily basis may be suspended or the date of payment postponed (a) for periods during which trading on the NYSE is restricted or the NYSE is closed or during which the U.S. bond markets are closed or (b) for any period during which an emergency exists as a result of which disposal of portfolio securities or determination of the net asset value per share of a class is not reasonably practicable.

A shareholder wishing to redeem shares may do so by telephone through a registered representative of the Distributor or a broker-dealer or other financial institution that has entered into a selected dealer agreement with the Distributor or by submitting a written request for redemption to the Distributor or such broker-dealer. The Distributor reserves the right to require that any redemption request be made in writing. A written redemption request must (a) state the number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number, and (c) be signed by the account holder exactly as the account is registered. The redemption proceeds will be remitted on or before the third business day following receipt of a redemption request in proper form that meets the above requirements.

In the event of a redemption of shares with an aggregate net asset value in excess of $10,000, the Fund reserves the right to require that the signature(s) on the redemption request be guaranteed by an “eligible guarantor institution” (including, for example, certain financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Distributor through the use of industry publications. Unless otherwise directed, payment will be made in accordance with the existing instructions in the account held with the Distributor or financial institution through which the investor holds his or her shares, which may include mailing a check to the investor’s address of record within three business days of receipt of a proper notice of redemption as set forth above. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

The Distributor or any other broker-dealer participating in the distribution of shares may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Distributor or a broker-dealer or other financial institution involved in the distribution of shares receives all required documents in a timely manner and in proper form.

Frequent Purchases and Redemptions and Market Timing

The Board of the Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the Fund’s shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:

●	The Fund is offered to investors as a cash management vehicle; therefore, investors should be able to purchase and redeem shares regularly and frequently.

●	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the Fund will be detrimental to the continuing operations of the Fund.

●	With respect the Fund maintaining a constant net asset value, the Fund’s portfolio securities are valued on the basis of amortized cost, and the Fund seeks to maintain a constant net asset value. As a result, the Fund is not subject to price arbitrage opportunities.

●	With respect to the Fund maintaining a constant net asset value, because the Fund seeks to maintain a constant net asset value, investors are more likely to expect to receive the amount they originally invested in the Fund upon redemption than other mutual funds. Imposition of redemption fees would run contrary to investor expectations.

The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the Fund must maintain additional cash and/or securities with shorter-term durations than may otherwise be required, the Fund’s yield could be negatively impacted. Moreover, excessive trading activity in the Fund’s shares may cause the Fund to incur increased brokerage and administrative costs. the Fund and its agent reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the Fund determines that such purchase may disrupt the Fund’s operation or performance.

Right to Reject or Restrict Purchase Orders

Purchases of shares should be made primarily for investment purposes. The Fund reserves the right, in its sole discretion, to restrict, reject or cancel, without any prior notice, any purchase order, including, but not limited to, transactions accepted by any shareholder’s broker, dealer or financial representative.

Management of the Fund

Investment Adviser

Popular Asset Management LLC, a registered investment adviser, acts as the investment adviser of the Fund pursuant to an investment advisory agreement with the Fund. Subject to the direction of the Board, the Adviser is responsible for all investment decisions regarding the Fund’s assets. The Adviser currently acts as investment adviser or co-investment adviser to several other Puerto Rico investment companies and as of December 31, 2023, managed or co-managed approximately $2.1 billion in assets.

Unless earlier terminated as described below, the investment advisory agreement between the Fund and the Adviser will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (1) by the Board or by a majority of the outstanding voting securities of the Fund and (2) by a majority of the directors who are not parties to such contract or affiliated with any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

The Adviser will be compensated by the Fund at the annual rate of 0.25% of the value of the Fund’s average daily net assets. “Average daily net assets” means the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund. The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent that Fund’s total annual fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00% of the average daily net assets of the Fund. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded. Any repayment to the Adviser will not cause the Fund's expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The expense limitation shall be in effect until at least June 30, 2025.

The principal executive offices of the Adviser are located at the Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its main telephone number is (787) 754-4488.

A discussion of the basis for the Board’s approval of the Management Agreement with respect to the Fund will be included in the Fund’s initial shareholder report after commencement of operations.

Distribution

The Fund has agreed to pay a distribution fee to Popular Securities LLC (in such capacity, the “Distributor”) pursuant to a Distribution Plan adopted by the Fund. Under the Distribution Plan, the Fund pays the Distributor a distribution fee for the Class A Withholding and Class A Non-Withholding Shares accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the Class A Withholding Shares and Class A Non-Withholding Shares, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment.

The Distributor is a wholly-owned subsidiary of Popular, Inc., the parent company of the Adviser. The Adviser may, but is not obligated to, make a payment to the Distributor for its service as Distributor to the Fund out of the Adviser’s advisory fee or other resources of the Adviser.

Potential Conflicts of Interest

Certain activities of the Adviser and its affiliates, including Popular Securities LLC, Popular, Inc. and their respective affiliates (collectively, the “Affiliates”, and together with the Adviser, referred to herein as “Popular”), and their respective directors, officers or employees, with respect to the Fund and/or other accounts managed by Popular, may give rise to actual or perceived conflicts of interest such as those described below.

Popular, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in various businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Fund.

The Adviser and certain of its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. The Adviser and its Affiliates are involved with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser or one or more Affiliates act or may act as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Adviser or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and the Adviser, to the extent permitted under the 1940 Act). The trading activities of the Adviser and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in the Adviser or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.

Neither the Adviser nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by the Adviser or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Fund may, from time to time, enter into transactions in which the Adviser or an Affiliate or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by the Adviser or its Affiliates may adversely impact the Fund. Transactions by one or more clients or the Adviser or its Affiliates or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to the Adviser or one or more Affiliates and/or their internal policies designed to comply with such restrictions.

In addition, certain principals and employees of the Fund and the Adviser are also principals and employees of other business units or entities within Popular. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.

Present and future activities of Popular, its subsidiaries and their directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. See the SAI for further information.

Valuation of Shares

The price of the Fund’s shares is based on the Fund’s net asset value per share. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4:00 P.M. New York time, each day the New York Stock Exchange is open. If the Fund closes early on a business day, the Fund will calculate its net asset value as of the time of such closing.

The Fund values its portfolio securities using the amortized cost method, which approximates market value. This method of valuation is designed to enable the Fund to price its shares at $1.00 per share. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

A business day is any day that (1) both the Federal Reserve Bank of New York and the Fund’s custodian are open for business and (2) the primary trading markets for the Fund’s portfolio instruments are open and the Fund’s management believes there is an adequate market to meet purchase and redemption requests.

The Fund may postpone the right of redemption under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

The Fund may, in its discretion, limit or refuse to accept purchase orders.

If the Fund closes early on a business day, as described in this section, the Fund will calculate its net asset value as of the time of such closing.

Currently, certain financial intermediaries may serve as agents for the Fund and accept orders on their behalf. Where a financial intermediary serves as agent, the order is priced at the Fund’s net asset value next calculated after it is accepted by the financial intermediary. In such cases, if requested by the Fund, the financial intermediary is responsible for providing information with regard to the time that such order for purchase, redemption or exchange was received. Orders submitted through a financial intermediary that has not received authorization to accept orders on the Fund’s behalf are priced at the Fund’s net asset value next calculated by the Fund after it receives the order from the financial intermediary and accepts it, which may not occur on the day submitted to the financial intermediary.

Dividends and Automatic Reinvestment

The Fund intends to declare dividends from net investment income daily and pay such dividends monthly. The Fund will distribute net realized capital gains (including net short-term capital gains), if any, at least annually; however, the Fund does not expect to realize any long-term capital gains and losses.

Unless a shareholder has elected to receive distributions of income in cash, dividends will be reinvested automatically in additional shares of the same class at net asset value per share of such class. Reinvested dividends are credited to shareholders’ accounts in additional shares of the same class at the net asset value per share of such class as of the close of business on the ex-dividend date. A shareholder may change the option at any time by notifying his or her broker.

Exempt Dividends , Capital Gain Dividends and Ordinary Dividends on Class A Withholding and Class I Institutional Withholding Shares will be distributed net of the 15% withholding tax imposed by Section 1023.06(a) of the PR Code, which will be automatically withheld at source by the brokers or other financial intermediaries through which the investors hold their shares, but the 15% withholding tax will not be applicable to Exempt Dividends , Capital Gain Dividends and Ordinary Dividends on Class A Non-Withholding and Class I Institutional Non-Withholding Shares.

Distributions from the Fund may be subject to U.S. federal income taxes if made to shareholders who are not Qualifying Investors (as defined herein). Please refer to the section entitled “Taxation” and consult your tax adviser.

Taxation

The following discussion summarizes certain Puerto Rico and U.S. federal tax considerations that may be relevant to prospective investors in the Fund. This section is for general information only and does not constitute tax advice Prospective investors are urged to consult their own tax advisers with specific reference to their own tax situation, including the application and effect of other tax laws applicable to them (including state, local and foreign tax laws) and any possible changes in the tax law after the ate after the date of this prospectus.

The discussion in connection with the U.S. federal income tax considerations is based on the current provisions of the U.S. Code, and the regulations promulgated thereunder (the “U.S. Code Regulations”) and the administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”).

The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”, as construed by the Secretary of the Treasury (the “Secretary “) in Administrative Determination Number 19-04, issued by the Puerto Rico Secretary on September 5, 2019 (“AD19-04”), the Municipal Code and Act 93-2013. Pursuant to the PR Code, the Puerto Rico income tax treatment of the Fund and the Qualifying Investors (as defined below) discussed herein is applicable to investment companies registered under Act 93-2013 or its predecessor, Act Number 6 of October 19, 1954, as amended (“Act 6-1954” and together with Act 93-2013, collectively, the “PR Investment Companies Acts”) and its Qualifying Investors. However, as a result of the amendment of the 1940 Act by the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, Puerto Rico investment companies, such as the Fund, have to register with the Securities and Exchange Commission (the “SEC”) under the 1940 Act and are not allowed to register under the PR Investment Companies Acts. Thus, in AD19-04, the Secretary ruled that the Puerto Rico income tax treatment of investment companies pursuant to the PR Code continues to be applicable to investment companies organized in Puerto Rico with their principal office in Puerto Rico, such as the Fund, to the same extent as if they were registered under any of the PR Investment Companies Acts; provided that, the investment companies are registered with the SEC under the 1940 Act.

Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Additional tax information may be found in the SAI.

This discussion assumes that the shareholders of the Fund will be (i) individuals who are bona fide residents of Puerto Rico for the entire taxable year, within the meaning of Sections 933 and 937 of the U.S. Code (“Qualifying Individuals”), (ii) U.S. citizens nonresident of Puerto Rico (“Nonresident U.S. Citizens”), (iii) corporations or entities organized under the laws of Puerto Rico treated as corporations under the PR Code and the U.S. Code; provided that, the distributions from the Fund are not effectively connected with their U.S. trade or business (“Qualifying Corporations”), (iv) corporations organized outside of Puerto Rico, or entities organized outside of Puerto Rico treated as corporations under the PR Code and the U.S. Code, that either are not engaged in trade or business in Puerto Rico (“Foreign Corporations”) or that are engaged in trade or business in Puerto Rico (“Resident Foreign Corporations”), or (v) trusts (other than business trusts) organized under the laws of Puerto Rico, the trustees of which are Qualifying Individuals or Qualifying Corporations and all the beneficiaries of which are Qualifying Individuals (“Qualifying Trusts”), including employee retirement plan trusts described in Section 1081.01(a) of the PR Code (“Qualifying Retirement Trusts” and together with Qualifying Individuals, Qualifying Corporations and Qualifying Trusts collectively referred to as “Qualifying Investors”). This summary does not attempt to discuss all tax consequences to Qualifying Investors, Foreign Corporations or Resident Foreign Corporations that may be subject to special tax treatment under the PR Code or the Municipal Code (such as partnerships special partnerships, corporations of individuals or other pass-through entities and tax-exempt organizations) or under the U.S. Code (such as “controlled foreign corporations” or “personal holding companies”).

A prospective investor should be aware that the conclusions set forth herein in connection with Puerto Rico and U.S. tax treatment of the Fund, the Qualifying Investors, the Nonresident U.S. Citizens, the Foreign Corporations and the Resident Foreign Corporations are not binding on the Puerto Rico Treasury Department (“PRTD”), any municipality or agency of Puerto Rico, the IRS or the courts. Accordingly, there can be no assurance that the conclusions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation of the Fund

Income Taxes. The Fund should be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the PR Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the U.S. Government and stocks of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. The municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

Puerto Rico Taxation of Fund Shareholders

Income Taxes on Capital Gains. Gains recognized by a Qualifying Investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares of the Fund (“Shares”) will be treated as a capital gain for Qualifying Investors who hold the Shares as a capital asset and as a long-term capital gain if the Shares have been held by the Qualifying Investor for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by a Qualifying Individuals on the sale, exchange or other disposition of the Shares will be subject to a 15% income tax rate; except that, if the alternate basic tax is applicable, the rate would be a maximum of 24%. Alternatively, the Qualifying Individual may elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code.

Long-term capital gains recognized by a Qualifying Corporation on the sale, exchange or other disposition of the Shares will be subject to an alternative 20% income tax rate.

Gains recognized by a Nonresident U.S. Citizen or a Foreign Corporation from the sale, exchange or other disposition of Shares should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to Puerto Rico income tax on such gains if the Resident Foreign Corporation is engaged in certain banking or financial business in Puerto Rico and the gains are attributable to such business.

Losses from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Qualifying Investors or Resident Foreign Corporations are deductible only to the extent of gains recognized by any such investors from the sale, exchange or other disposition of capital assets during the same taxable year. Qualifying Investors, except for Qualifying Corporations, may also deduct up to $1,000 of such capital losses against ordinary income. Qualifying Investors and Resident Foreign Corporations may carryforward and deduct any remaining losses against capital gains incurred in subsequent taxable years, subject to certain time limitations, but the deduction is limited to 90% of the capital gains.

Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as ,“Exempt Dividends”, “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Dividends paid by the Fund from its earnings and profits derived from certain exempt income described in Section 1031.02 of the PR Code, including without limitation, interest on obligations of the United States, any state or territory of the United States or political subdivision thereof and of the District of Columbia (“Exempt Dividends”) are exempt from Puerto Rico income tax. However, investors that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Exempt Dividends distributed to them will be subject to a 15% withholding tax, which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. The 15% withholding tax may be claimed as a credit against the Puerto Rico income taxability of the investor.

Dividends paid by the Fund from its earnings and profits derived from the sale or exchange of property (“Capital Gain Dividends”) are not subject to Puerto Rico withholding taxes and are taxable as long-term capital gains to Qualifying Investors regardless of how long the Shares have been held by the Qualifying Investor. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15%, in the case of Qualifying Individuals (or up to 24%, if the alternate basic tax is applicable), and for the alternative 20% income tax rate, in the case of Qualifying Corporations. However, Qualifying Investors that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Capital Gain Dividends distributed to them will be subject to a 15% withholding tax, which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. The 15% withholding tax may be claimed as a credit against the Puerto Rico income tax of the Qualifying Investor.

Capital Gain Dividends of Nonresident U.S. Citizens and Foreign Corporations should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Capital Gain Dividends of Resident Foreign Corporations will be subject to a 20% Puerto Rico income tax and may be subject to a 10% Puerto Rico branch profits tax, only if the Capital Gains Dividends are attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico. However, Nonresident U.S. Citizens, Foreign Corporations and Resident Foreign Corporations that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Capital Gain Dividends distributed to them will be subject to a 15% withholding tax, which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. As a general rule, Foreign Corporations, Nonresident U.S. Citizens, and Resident Foreign Corporation not engaged in certain banking or financial businesses in Puerto Rico may request a refund from the Puerto Rico Treasury Department of said 15% withholding tax on Capital Gain Dividends treated as non-PR source income. In the case of Resident Foreign Corporations engaged in certain banking or financial businesses in Puerto Rico, a credit should be available for the 15% withholding tax on Capital Gain Dividends attributable to such corporation’s banking or financial business conducted in Puerto Rico.

Special rules may apply to Capital Gain Dividends distributed by the Fund to Qualifying Trusts.

Qualifying Retirement Funds are exempt from Puerto Rico income tax.

A dividend distributed by the Fund that is not an Exempt Dividend or Capital Gain Dividend is an “Ordinary Dividend.”

Ordinary Dividends and Capital Gain Dividends distributed to Qualifying Investors , Ordinary Dividends distributed to Non-Resident U.S. Citizens and Ordinary Dividends and Capital Gain Dividends distributed to Resident Foreign Corporations from earnings or profits derived from capital gains attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico are included in gross income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be), regardless of whether they are reinvested in additional Shares pursuant to the Fund’s dividend reinvestment plan. Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to such investors to the extent of the investors’ basis in the Shares, and any excess will be treated as a gain from the sale or exchange of the Shares.

However, Ordinary Dividends received by Qualifying Individuals, and Qualifying Trusts and Nonresident U.S. Citizens will be subject to a 15% withholding tax , rather than to the regular tax on ordinary income; unless they elect not to be subject to the 15% withholding tax. If Nonresident U.S. Citizens elect out of the 15% withholding tax they will be subject to a 15% withholding tax applicable to dividends from Puerto Rico sources paid to Nonresident U.S. Citizens

Upon filing a Puerto Rico income tax return, a Qualifying Individual, Qualifying Trust or Nonresident U.S. Citizen subject to the 15% withholding tax may elect not to be subject to the 15% withholding tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% withholding tax withheld may be claimed as a credit against Puerto Rico income taxes.

An Ordinary Dividend received by a Foreign Corporation will be subject to a 10% withholding tax that will be withheld by the Fund or its paying agent. However, Foreign Corporations that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% withholding tax, which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. The Foreign Corporation may request a refund from the Puerto Rico Treasury Department for the excess of the 15% withholding tax over the 10% withholding to which the Foreign Corporation is subject.

Qualifying Corporations and Resident Foreign Corporations will be subject to the regular and alternative minimum tax. An Ordinary Dividend received by a Qualifying Corporation or a Resident Foreign Corporation will qualify for an 85% dividend received deduction. Qualifying Corporations and Resident Foreign Corporations will not be eligible for the 15% withholding tax applicable to Qualifying Individuals, Nonresident U.S. Citizens and Qualifying Trusts. However, Qualifying Corporations and Resident Foreign Corporations that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to the 15% withholding tax which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. The 15% withholding tax may be claimed as a credit against the Puerto Rico income tax of the Qualifying Corporation and Resident Foreign Corporation.

Alternate Basic Tax. Qualifying Individuals and Nonresident U.S. Citizens are subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax rates range from 10% to 24% depending on the individual’s alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other adjustments, adding: (i) certain income exempt from the regular income tax and (ii) to the extent applicable, income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other taxable disposition of Shares. It should be noted that exempt dividends paid by the Fund are not subject to alternate basic tax.

Estate and Gift Taxes. Puerto Rico does not impose gift or estate taxes. Thus, the transfer of shares by gift by a Qualifying Individual or a Nonresident U.S. Citizen will not be subject to Puerto Rico gift taxes or estate taxes.

Municipal License Taxes. Under the PRMC, all dividends distributed by the Fund, to Qualifying Corporations and to Resident Foreign Corporations will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of Qualifying Corporations and Resident Foreign Corporations that are engaged in a financial business, or of up to 0.5%, in the case of Qualifying Corporations and Resident Foreign Corporations engaged in non-financial businesses. Qualifying Individuals, Nonresident U.S. Citizens and Foreign Corporations will not be subject to municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the Shares are exempt from Puerto Rico personal property taxes in the hands of the Qualifying Investors and Resident Foreign Corporations. Nonresident U.S. Citizens and Foreign Corporations are not subject to property taxes on their Shares.

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

United States Taxation of the Fund

Income Taxes. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. The Fund is not expected to be engaged in a U.S. trade or business for U.S. federal income tax purposes. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property or any other income from sources outside the U.S. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax of up to 21% on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”, as such term is defined in the U.S. Code) are not subject to U.S. federal income tax. It is the intent of the Fund’s management to derive only U.S. source interest income considered to be Portfolio Interest with respect to its investments in U.S. fixed-income securities. Moreover, as a foreign corporation not engaged in trade or business in the U.S., the Fund should only be subject to U.S. federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund should be subject to withholding of U.S. federal income tax at a 30% rate on certain types of U.S. source income. Dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

FATCA. The U.S. Internal Revenue Code imposes a 30% withholding tax upon most payments of U.S. source income and gross proceeds from the disposition of property of a type that can produce interest or dividends from U.S. sources made to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial foreign territory entities”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to payments made after June 30, 2014. Payments on certain grandfathered obligations are not subject to the referenced 30% withholding. The IRS has released proposed regulations, which taxpayers may rely on, that eliminate the withholding tax under FATCA on payments of gross proceeds from the sale of property of a type that could give rise to interest or dividends from U.S. sources. Regulations issued by the U.S. Department of the Treasury and the IRS (the “FATCA Regulations”) treat the Fund as a “territory non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS. Under the FATCA Regulations, the Fund would not have to provide the required information only if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the U.S. Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund. However, the Fund has elected to register as a direct reporting non-financial foreign entity, and as such, it is required to provide such information directly to the IRS by filing Form 8966 with IRS.

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements. Any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

A withholding agent is not required to make the 30% withholding if the withholding agent can treat the payment as made to a payee that is a direct reporting non-financial foreign entity (“NFFE”) and certain requirements are met. The Fund has elected to register as a direct reporting NFFE with the IRS. As a direct reporting NFFE, the Fund will have to report on IRS Form 8966, FATCA Report, directly to the IRS certain information about its direct or indirect substantial U.S. owners, in lieu of providing such information to the withholding agent.

United States Taxation of Qualifying Investors

Dividends. Under Sections 933 and 937 of the U.S. Code, Qualifying Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico that is not effectively connected with U.S. trade or business. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual; provided, that, they are not effectively connected with a U.S. trade or business of such Qualifying Individual. However, in the case of Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Qualifying Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Qualifying Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares. To determine whether a Qualifying Individual is a 10% Shareholder, the Qualifying Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Qualifying Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Qualifying Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to the Fund’s dividends not subject to U.S. federal income tax.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business should not be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico entities that are treated as partnerships for U.S. federal income tax purposes.

It must be noted that the IRS issued regulations under Section 937(b) of the U.S. Code that include an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund), in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income from U.S. sources received pursuant to a conduit arrangement would retain its character as U.S. source income notwithstanding the fact the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the U.S. However, it seems that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by state authorities and, therefore, should not change the conclusion that dividends paid by the Fund should be considered from Puerto Rico sources as described above.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Qualifying Individual, including an exchange of Shares for shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for entities that are treated as partnerships for U.S. federal income tax purposes.

PFIC Rules. Under the current provisions of the U.S. Code, the Fund will be treated as a passive foreign company (“PFIC”). Under the PFIC rules, a Qualifying Individual and a Nonresident U.S. Citizen that disposes of its Shares at a gain is treated as receiving an excess distribution equal to such gain. In addition, if any Qualifying Individual or a Nonresident U.S. Citizen receives a distribution from the Fund in excess of 125% of the average amount of distributions such Qualifying Individual or Nonresident U.S. Citizen has received from the Fund during the three preceding taxable years (or shorter period if the Qualifying Individual or Nonresident U.S. Citizen has not held the stock for three years), the Qualifying Individual and Nonresident U.S. Citizen are treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over the Qualifying Individual and Nonresident U.S. Citizen’s holding period for the Shares, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the Qualifying Individual and Nonresident U.S. Citizen for that taxable year, and (iv) an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such taxable year.

As an alternative to these rules, the Qualifying Individuals and Nonresident U.S. Citizen may, in certain circumstances, elect a mark-to-market treatment with respect to the Shares.

However, under a proposed U.S. Code regulation, Qualifying Individuals are subject to the rules described in (i), (ii), (iii) and (iv) above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico or is allocated to a taxable year during which the Qualifying Individual held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or in certain cases, a portion thereof, within the meaning of Sections 933 and 937 of the U.S. Code. The portion of the excess distribution or gain considered to be Puerto Rico source income that is allocated to the current taxable year of the Qualifying Individual will not be subject to U.S. federal income tax pursuant to U.S. Code Section 933.

Qualifying Individuals and Nonresident U.S. Citizens must file an annual report containing such information as the Secretary of the Treasury may require (Form 8621), unless an exception from the filing requirement is applicable. Prospective investors should consult with their own tax advisers regarding this matter and similar disclosure requirements as they apply to them.

Qualifying Trusts should consult their tax advisers regarding the U.S. federal tax consequences of an investment in the Fund.

Estate and Gift Taxes. The transfer of Shares by death or gift by a Qualifying Individual will not be subject to estate and gift taxes imposed by the U.S. Code if such Qualifying Individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the U.S. Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

United States Taxation of U.S. Investors

Shares are not intended to be offered to persons that are “United States persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code, other than Qualifying Individuals (“U.S. Investors”). It is expected that the Fund will be treated as a PFIC and may be treated as a CFC as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a Shareholder were to become a U.S. Investor (or if the Fund were to admit a U.S. Investor), an investment in the Fund may cause the U.S. Investor to recognize taxable income prior to the investor’s receipt of distributable proceeds, pay an interest charge on receipts that are deemed to have been deferred and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. The Fund does not intend to provide information necessary to make a qualified electing fund election within the meaning of Code section 1295 with respect to the Fund.

The foregoing discussion is for general information only and not tax advice. All investors should consult their own tax advisers as to any federal, state, local and foreign tax provisions applicable to them.

Financial Highlights

As of the date of this prospectus, the Fund has not commenced operations, therefore, there are no financial highlights available to report at this time.

General Information

Legal Matters

Pursuant to the Fund’s limited liability agreement (the “LLC Agreement”), a Fund shareholder may not commence any proceeding on behalf of or for the benefit of the Fund until (i) a written demand has been made upon the Board to take suitable action, and (ii) 90 days have elapsed from the date the demand was made (or 120 day days if the decision whether to reject such demand has been submitted to a vote of Fund shareholders), unless the shareholder has, prior to such applicable date, been notified that the demand has been rejected.

Pursuant to the LLC Agreement, any decision by the Board to bring, maintain, or settle (or not to bring, maintain or settle) a proceeding or to vindicate (or not vindicate) any claim on behalf of for the benefit of the Fund, or submit the matter to a vote of shareholders, shall be made by a majority of the Independent Directors in their sole business judgment and shall be binding upon the Fund's shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand except for suits, proceedings or other action arising under the federal securities laws.

Except in the case of claims arising under the federal securities laws, no class of Fund shareholders or single Fund shareholder shall have the right to bring or maintain a direct action or claim for monetary damages against the Fund or the Directors predicated on an express or implied right of action under the LLC Agreement unless such shareholder(s) has obtained authorization from a majority of the Independent Directors to bring the action. The Board shall consider a request for such authorization within 90 days after its receipt by the Fund. Any decision by a majority of the Independent Directors to settle or to authorize (or not to settle or authorize) such action, or to submit the matter to a vote of Fund shareholders, shall be binding upon the Fund shareholder(s) seeking authorization.

Pursuant to the Fund’s bylaws the sole and exclusive forum for bringing actions will be any Commonwealth of Puerto Rico or United States federal court located in San Juan, Puerto Rico. While the Fund is intended solely for Qualifying Investors, it is possible that some Fund shareholders may find this an inconvenient and/or less favorable forum that the forum of their choice.

License Agreement

Under the terms of a license agreement with Popular, Inc. (the “License Agreement”), the Fund and Popular Funds, LLC (the “Company”) have been granted a license to use certain trade names and trademarks of Popular, Inc. The License Agreement may be amended by the parties thereto without the consent of any of the shareholders of the Fund.

None of the Fund, the Adviser, the Distributor, the Administrator or any shareholder of the Fund is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademark “Popular” except as specifically described herein or as may be specified in the License Agreement.

Additional Information Relating to Annual Reports and Semi-Annual Reports of the Fund

The Fund will send its shareholders an audited annual report, which includes listings of the investment securities held by the Fund at the end of the period covered and the audited financial statements of the Fund. The Fund will also send shareholders an unaudited semi-annual report. In an effort to reduce the Fund’s printing and mailing costs, the Fund plans to consolidate the mailing of its annual report by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their broker. A copy of the Fund’s annual report and semi-annual report, may be obtained, when available, from the Distributor free of charge upon request by calling (787) 758-7400.

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

After the end of each calendar year, shareholders will also receive Puerto Rico tax information regarding dividends and capital gain distributions.

Portfolio Holdings

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Fund’s Statement of Additional Information, dated [__], 2024 (the “SAI”).

Statement of Additional Information

For further information about the Fund, including how the Fund invests, please see the SAI. The SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

Contact Information

THE FUND

Popular U.S. Government Money Market Fund, LLC
Popular Center, North Building
Second Level (Fine Arts)
209 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918

ADVISER

Popular Asset Management LLC
Popular Center, North Building
Second Level (Fine Arts)
209 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT

Atlantic Fund Administration, LLC d/b/a Apex Fund Services

Three Canal Plaza

Portland, Maine 04101

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, New York 10017

THE DISTRIBUTOR

Popular Securities LLC
208 Ponce De Leon Avenue
Popular Center, Suite 1200
San Juan, Puerto Rico 00918

INDEPENDENT AUDITOR

Ernst & Young LLP
Parque las Americas 1
235 Calle Federico Costa
Suite 410
San Juan, Puerto Rico

LEGAL COUNSEL

Pietrantoni Mendez & Alvarez LLC
Popular Center, 19th Floor
208 Ponce de León, San Juan, 00918, Puerto Rico

Ropes & Gray LLP

Prudential Tower

800 Boylston Street, Boston, MA 02199

File No. 811-23868

Privacy Policy

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms, which may include your name(s), address, social security number, or tax identification number;

●	Written and electronic correspondence, including telephone contacts; and

●	Account history, including information about Fund transactions and balances in your accounts with the Transfer Agent.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts.

Investors should contact the broker-dealer through which they hold Shares for a copy of their privacy policy.

From time to time, we may update or revise this policy.

THIS IS NOT PART OF THE PROSPECTUS

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 28, 2024

STATEMENT OF ADDITIONAL INFORMATION

Popular U.S. Government Money Market Fund, LLC

209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918 • Phone No. (787) 754-4488

This Statement of Additional Information (“SAI”) of Popular U.S. Government Money Market Fund, LLC (the “Fund”) is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated [__], 2024, as it may be amended or supplemented from time to time (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by writing or calling the Fund at the address or telephone number printed above, or on the Fund’s website at www.popularfunds.com. The Prospectus is incorporated by reference into this SAI, and the parts of this SAI that relate to the Fund has been incorporated by reference into the Prospectus.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”) or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

Share Class	Ticker Symbol
Class A Withholding Shares	MMYXX
Class A Non-Withholding Shares	MMTXX
Class I Institutional Withholding Shares	MMFXX
Class I Institutional Non-Withholding Shares	MMGXX

Popular Asset Management LLC — Manager
Popular Securities LLC — Distributor

The date of this Statement of Additional Information is [ ], 2024.

Table of Contents

History of the Fund	SAI-1
Investment Objectives and Policies	SAI-1
Investment Restrictions	SAI-1
Rule 2a-7 Requirements	SAI-3
Description of Certain Investments, Investment Techniques and Investment Risks	SAI-5
Description of Certain Investments of the Fund	SAI-5
Fixed Income Securities	SAI-5
Floating and Variable Rate Obligations	SAI-6
Repurchase Agreements	SAI-6
Reverse Repurchase Agreements	SAI-7
Selection of Money Market Investments	SAI-7
U.S. Government Securities	SAI-8
Liquidity	SAI-8
Operational Risk	SAI-8
Regulatory Risk	SAI-9
Global Financial Markets Risk	SAI-9
Information on Directors and Executive Officers	SAI-11
Leadership Structure and Oversight Responsibilities of the Board	SAI-11
Risk Oversight by the Board	SAI-12
Biographical Information of Directors and Officers	SAI-13
Share Ownership Management, Advisory and Other Service Arrangements	SAI-15
Compensation of Directors	SAI-15
Indemnification of Directors	SAI-15
Control Persons and Principal Holders of Securities	SAI-16
Management, Advisory and Other Service Arrangements	SAI-16
Investment Advisory Agreement	SAI-16
Administration Agreement	SAI-17
Auditing Services	SAI-17
Custodian	SAI-18
Transfer Agent and Dividend Disbursing Agent	SAI-18
Distributor	SAI-18
Pricing of Shares	SAI-19
Portfolio Transactions and Brokerage	SAI-19
Brokerage Commissions	SAI-20
Taxation	SAI-22
Puerto Rico Taxation of the Fund	SAI-24
Puerto Rico Taxation of Fund Shareholders	SAI-24
United States Taxation of the Fund	SAI-28
United States Taxation of Qualifying Investors	SAI-29
Proxy Voting Policies	SAI-32
Portfolio Holdings Disclosure Policies and Procedures	SAI-33
Policy Exceptions	SAI-34
Financial Statements	SAI-34
Additional Information	SAI-34

i

History of the Fund

The Fund was organized under the laws of Puerto Rico on August 17, 2022 and commenced operations on [__], 2024. The Fund is registered under the Investment Company Act as an open-end management investment company. The Fund is a money market fund that must comply with the requirements of Rule 2a-7 under the Investment Company Act and, by virtue of compliance with the diversification requirements of Rule 2a-7, is deemed to have satisfied the diversification requirements of the Investment Company Act. As of the date of this SAI, the Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.00 per share, which may be divided into different series and classes.

Investment Objectives and Policies

The Fund’s investment objective and principal investment strategies are set forth in the Prospectus. Additional information regarding the Fund’s investment objective and policies is included below under the heading “Description of Certain Investments, Investment Techniques and Investment Risks.”

In implementing the Fund’s investment strategy, from time to time, Popular Asset Management LLC, the Fund’s investment manager (the “Adviser”), may consider and employ techniques and strategies designed to minimize and defer the U.S. federal income taxes which may be incurred by shareholders in connection with their investment in the Fund.

The Fund is designed solely for Puerto Rico Investors (as defined in the Prospectus in the section entitled “Taxation”). The tax treatment of the Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code). The Fund does intend to qualify as RICs and non- Puerto Rico Investors may suffer adverse consequences as a result.

Investment Restrictions

The Fund has adopted restrictions and policies relating to investment of the Fund’s assets and activities. Certain of the investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Except as otherwise indicated, the investment policies and strategies of the Fund are not fundamental and may be changed by the Board without the approval of the Fund’s shareholders.

The Fund is subject to the following investment restrictions, all of which are fundamental policies. The Fund may not:

1.	Concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.

2.	Borrow money, except as permitted under the Investment Company Act.

SAI-1

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.	Purchase or hold real estate, except that the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).

SAI-2

The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act. Short-term credits necessary for the settlement of securities transactions will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, a fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Notwithstanding anything contained herein to the contrary, the Fund will seek to comply with the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act, including the prohibition from acquiring an illiquid security if, immediately after the acquisition, the Fund would have more than 5% of its total assets invested in illiquid securities.

Rule 2a-7 Requirements

As permitted by Rule 2a-7 under the 1940 Act, the Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Rule 2a-7 imposes requirements as to the diversification and liquidity of the Fund, quality of portfolio securities, maturity of the Fund and of individual securities. The discussion of investments in this SAI is qualified by Rule 2a-7 limitations.

SAI-3

As a “Government Money Market Fund” under Rule 2a-7, the Fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) must invest at least 99.5% of its total assets in cash, “government securities” (as defined in Rule 2a-7) and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities)

Diversification. In summary, Rule 2a-7 requires that a money market fund may not invest in the securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer; provided that, the Fund may invest up to 25% of its total assets in securities of a single issuer for up to three business days after acquisition. Certain securities are not subject to this diversification requirement. These include: government securities; certain repurchase agreements; and shares of certain money market funds. Rule 2a-7 imposes a separate diversification test upon the acquisition of a guarantee or demand feature. (A demand feature is, in summary, a right to sell a security at a price equal to its approximate amortized cost plus accrued interest).

For purposes of these diversification requirements with respect to issuers of Municipal Securities (defined under the caption Municipal Securities), each state (including the District of Columbia and Puerto Rico), territory and possession of the United States (U.S.), each political subdivision, agency, instrumentality, and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond or private activity bond, if such bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.

Quality. The Fund will limit investments to securities that are “eligible securities” (as defined in Rule 2a-7) at the time of acquisition.

Liquidity. Under Rule 2a-7, the Fund must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of the Fund’s obligations under section 22(e) of the 1940 Act (which forbids the suspension of the right of redemption, or postponement of the date of payment or satisfaction upon redemption for more than seven days after the tender of such security for redemption, subject to specified exemptions) and any commitments the Fund has made to shareholders. In addition, the Fund may not acquire an illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. The Fund also may not acquire any security other than a “daily liquid asset” (as defined in Rule 2a-7) if, immediately after the acquisition the Fund would have invested less than 10% of its total assets in daily liquid assets. The Fund may not acquire any security other than a “weekly liquid asset” (as defined in Rule 2a-7) if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in weekly liquid assets.

SAI-4

Maturity. Under Rule 2a-7, the Fund invests only in U.S. dollar-denominated securities maturing within 397 calendar days of the date of purchase, with certain exceptions permitted by applicable regulations. the Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average life to maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 calendar days. The maturity of a security is determined in compliance with Rule 2a-7, which for purposes of the dollar-weighted average portfolio maturity permits, among other things, certain securities bearing adjustable interest rates to be deemed to have a maturity shorter than their stated maturity.

Recent Money Market Regulatory Reforms. On July 12, 2023, the SEC adopted amendments to money market fund regulation (the “New Money Market Rules”) that, beginning on April 2, 2024, increase the daily liquid asset requirements from 10% to 25% and increase the weekly liquid asset requirements from 30% to 50%. The New Money Market Rules, among other things, also impose additional reporting requirements.

The New Money Market Rules permit government money market funds, such as the Fund, in a negative interest rate environment to either convert from a stable share price to a floating share price, or reduce the number of shares outstanding (through a reverse stock split) to maintain a stable net asset value per share, subject to certain board determinations and disclosures to investors. The Fund’s operations will be impacted as it comes into compliance with the new regulations.

Description of Certain Investments, Investment Techniques and Investment Risks

Set forth below are descriptions of some of the types of investments and investment techniques that the Fund may utilize, as well as certain risks and other considerations associated with such investments and investment techniques. The information below supplements the information contained in the Prospectus under “More Information About the Fund—Investment Strategies.”

Description of Certain Investments of the Fund

Fixed Income Securities

The Fund may invest in fixed income securities. The value of the Fund's investment in fixed income instruments may change as prevailing interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. However, a low interest rate environment poses additional risks to the Fund, which are heightened in a very low or negative interest rate environment. Low or negative yields on the Fund’s portfolio holdings may have an adverse impact on the Fund's ability to generate a positive yield or pay expenses out of current income. Without maintaining a positive yield, it is difficult for the Fund to maintain a stable $1.00 NAV. In addition, in a low interest rate environment, it is difficult for the Fund to achieve its investment objective. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

SAI-5

When interest rates rise, the value of fixed income securities can be expected to decline. The Fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than shorter-term obligations. Fluctuations in interest rates may affect the yield, volatility, liquidity and value of investments in income-producing or fixed income securities. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflationary or deflationary pressures, changing inflation or real growth rates, general market and economic conditions, etc.). The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments.

Outflows in the fixed income market could impose difficulties on dealers because the recent increase of assets in bond mutual funds and exchange traded funds has not been matched with a proportionate increase in dealer capacity. As such, dealer inventories appear to be at an all-time low, relative to the market size. This reduction in market-making capacity by dealers has the potential to decrease liquidity and increase volatility in fixed income markets.

After purchase by the Fund, a fixed income security may cease to be rated or its rating may be reduced below the minimum required for purchase. A fixed income security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than instruments in the higher rating categories. Such instruments are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of its issuers of such securities) than securities in higher rating categories.

Floating and Variable Rate Obligations

The Fund may also purchase certain types of floating and variable rate securities. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. The interest payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on floating rate obligations, whenever there is a change in the market rate of interest on which the interest rate payable is based. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. These obligations frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay, at its discretion, principal plus accrued interest, in each case after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation. The Adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate securities held by the Fund.

Repurchase Agreements

The Fund may, invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases securities and simultaneously commits to resell the securities to the original seller (as described below) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Such original seller may be (a) a broker-dealer or other financial institution or (b) a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. government securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, so that the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

SAI-6

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities to a counterparty, coupled with an agreement to repurchase them from the counterparty at a specific date and price. The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

Selection of Money Market Investments

The Fund invests in fixed income securities. The value of the fixed income securities in the Fund’s portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund’s investment policies are designed to minimize these changes and to maintain an NAV of $1.00 per share for the Fund, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of portfolio quality, maturity, diversification and liquidity, as well as preservation of capital, mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Fund will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market.

SAI-7

U.S. Government Securities

The Fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements or reverse repurchase agreements, as applicable, secured thereby. These securities include securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

Liquidity

The Fund will comply with the liquidity requirements under Rule 2a-7, including the weekly and daily liquidity requirements. In addition, the Fund will not acquire an illiquid security (as defined below) if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. An illiquid security is a security that cannot be sold or disposed of within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

The policy with respect to the purchase of illiquid securities does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) or commercial paper issued pursuant to Section 4(a)(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the Board. There may be delays in selling these securities, and sales may be made at less favorable prices.

The Adviser may determine that a particular Rule 144A or Section 4(a)(2) security is liquid and thus not subject to the limitation on investments in illiquid securities, pursuant to guidelines adopted by the Board. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number, diversity, and quality of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

Operational Risk

The Fund’s investments or their service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

SAI-8

The Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

The operation risks could also arise from events that are wholly or partially beyond the Fund’s control. These events would include, but are not limited to, armed conflicts, natural disasters, pandemics, epidemics, social unrest, and government shutdowns.

Regulatory Risk

On July 12, 2023, the SEC adopted amendments to money market fund regulation that, among other things, increase the daily and weekly liquid asset requirements. The Fund’s operations will be impacted as it comes into compliance with the new regulations. The SEC and other government agencies continue to review the regulation of money market funds and may implement additional regulatory changes in the future. The enactment of any new legislation or regulations impacting the money market fund industry could limit the Fund’s investment flexibility and reduce its ability to generate returns.

Global Financial Markets Risk

Global economies and financial markets are becoming increasingly interconnected. Social, political and economic conditions (including recent instability and volatility) and events (including, but not limited to, armed conflicts, natural/environmental disasters, pandemics, epidemics, social unrest, and government shutdowns and defaults) in one country, region or financial market, including a country, region or market in which the Fund has not invested, may adversely impact issuers in a different country, region or financial market, including a country, region or market in which the Fund has invested. As a result, the Fund could be negatively impacted if the values of its investments were harmed by these political or economic conditions or events. Such conditions and/or events may not have the same impact on all types of securities and may expose the Fund to greater market or liquidity risk or cause difficulty in valuing portfolio instruments held by the Fund. This could cause the Fund to underperform other types of investments. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. For additional information, please see the discussion herein on “Operational Risk.”

For example, the outbreak of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) caused volatility, severe market dislocations and liquidity constraints in markets around the world. The transmission of COVID-19 and efforts to contain its spread have led to severe macroeconomic disruptions, exchange closures, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. Certain of these consequences remain ongoing. Such events, or other disruptions caused by social, political, or economic conditions or other events, could adversely impact issuers, markets and economies (and, accordingly, the Fund) over the short- and long-term, including in ways that cannot be foreseen.

SAI-9

The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. Historically, instability in the financial markets has led governments across the globe to take a number of actions designed to support the financial markets. For example, in response to the outbreak of COVID-19, the U.S. Government passed a series of economic relief packages, including the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) and the American Rescue Plan Act of 2021 (“American Rescue Plan”), which provided approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. In addition, the United States Federal Reserve announced in March 2020 several initiatives designed to help money market mutual funds address illiquidity concerns stemming from COVID-19-related market dislocations and significant investor demand for redemptions. There can be no guarantee that the CARES Act, American Rescue Plan, other economic stimulus bills (within the United States or other affected countries throughout the world), or other government actions will be sufficient or will have their intended effect, or will not result in unintended adverse economic consequences, such as increased inflationary pressure. Future government regulation and/or intervention may also change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. Moreover, governments or their agencies may acquire distressed assets from financial institutions, may acquire ownership interests in those institutions, or may impose conditions on issuers receiving financial assistance (including by restricting or limiting their ability to pay dividends), all of which may affect the Fund’s investments in ways that are unforeseeable.

Political institutions may not be able to effectively respond to these political and economic conditions and events, and these political institutions may erode over time. For example, one or more countries that have adopted the euro may abandon that currency and/or withdraw from the European Union, which could disrupt global markets and affect the liquidity and value of the Fund’s investments, regardless of whether the Fund has significant exposure to European markets. In addition, countries in the Asian region (particularly China) may be adversely affected by social, political, economic and regulatory developments, including long-running border and diplomatic disputes with neighboring countries or the international community, that could adversely impact economies within individual Asian countries or the Asian region or the global market as a whole.

In addition, in the United States, total public debt as a percentage of gross domestic product has grown rapidly since 2008. High levels of national debt may raise concerns that the U.S. Government will be unable to pay investors at maturity, may cause declines in currency valuations and may prevent the U.S. Government from implementing effective fiscal policy.

SAI-10

Information on Directors and Executive Officers

Overall responsibility for management and supervision of the Fund rests with the Fund’s Board of Directors (the “Board”). The Board consists of three individuals (each, a “Director”). The Directors approve the terms and conditions of all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Adviser, the Administrator, the Distributor, the Custodian (as defined herein) and the Transfer Agent (as defined herein) of the Fund. The day-to-day operations of the Fund are delegated to the Fund’s Administrator.

All transactions and agreements between the Fund and its affiliates are subject to the approval of the independent directors of the Fund’s Board.

Leadership Structure and Oversight Responsibilities of the Board

The Board is responsible for overseeing the Adviser’s management and operations of the Fund pursuant to the Advisory Agreement (as defined below). Directors also have significant responsibilities under the federal securities laws. Among other things, they

●	oversee the performance of the Fund;

●	monitor the quality of the advisory services provided by the Adviser;

●	review annually the fees paid to the Adviser for its services;

●	monitor potential conflicts of interest between the Fund and the Adviser;

●	monitor distribution activities, custody of assets and the valuation of securities; and

●	oversee the Fund’s compliance program.

In performing their duties, Directors receive detailed information about the Fund and the Adviser on a regular basis, and meet at least quarterly with management of the Adviser to review reports relating to the Fund’s operations. The Directors’ role is to provide oversight and not to provide day-to-day management.

The Chairman of each Board is an interested person of the Fund as that term is defined under Section 2(a)(19) of the 1940 Act because of his affiliation with the Adviser. The remaining Directors and their immediate family members have no affiliation or business connection with the Adviser, the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Fund’s principal underwriter.

The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee of the Fund, Enrique Vila de Corral, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility to the Audit Committee in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

SAI-11

Risk Oversight by the Board

As mentioned above, each Board oversees the management of the Fund and meets at least quarterly with management of the Adviser to review reports and receive information regarding the Fund’s operations. Risk oversight relating to the Fund is one component of the Board’s oversight and is undertaken in connection with the duties of the Board. As described below, the Fund’s Audit Committee assists the Board in overseeing the work of the Fund’s Independent Registered Public Accounts (as defined below). The Board receives reports from the Audit Committee regarding the Audit Committee’s area of responsibility and, through those reports and its interactions with management of the Adviser during and between meetings, analyzes, evaluates, and provides feedback on the Adviser’s risk management process. In addition, each Board receives information regarding, and has discussions with senior management of the Adviser about, the Adviser’s risk management systems and strategies. The Fund’s Chief Compliance Officer (“CCO”) reports to the Board at least quarterly regarding compliance and legal risk concerns. In addition to quarterly reports, the CCO provides annual reports to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Fund during meetings with the Independent Directors. The CCO updates the Board on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also is in charge of reporting to the Board regarding any problems associated with the Fund’s compliance policies and procedures that could expose the Fund to risk. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

The Board has one (1) standing Committee: an Audit Committee. The Chairman of the Audit Committee is an Independent Director.

The role of the Chairman of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys and other Directors generally between meetings. The Chairman of the Audit Committee performs a similar role with respect to the Audit Committee. The Chairman of the Board or the Chairman of the Audit Committee may also perform such other functions as may be delegated by the Board or the Audit Committee from time to time. The Board has regular meetings four times a year, and may hold special meetings if required before their next regular meeting. The Audit Committee meets regularly to conduct the oversight functions delegated to the Audit Committee by the Board and reports its findings to the Board. The Board and the Audit Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate responsibility to the Audit Committee and the full Board to enhance effective oversight.

SAI-12

The Board of the Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board are responsible for overseeing the Adviser, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the Investment Company Act, Puerto Rico law, state law, other applicable laws, the Fund’s charters, and the Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations and investment strategies and techniques. The Board also conducts reviews of the Adviser and its role in running the operations of the Fund.

Audit Committee. The members of the Audit Committee of the Fund are Enrique Vila del Corral, Jorge Vallejo and Carlos Perez, all of whom are Independent Directors. The principal responsibilities of the Audit Committee are (i) to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Independent Registered Public Accounts and (ii) to oversee the work of the Independent Registered Public Accounts.

Biographical Information of Directors and Officers

Certain biographical and other information relating to the Directors of the Fund is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the Popular complex (the “Popular Family of Funds”) and any currently held public company and other investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years	Number of Investment Portfolios in the Popular Family of Funds Overseen	Public Company and Other Investment Company Directorships Held by Director During the Past Five Years

Independent Directors
Enrique Vila del Corral(1) Professional Offices Park ROC Company Building, Carr. San Roberto #1000, Rio Piedras, PR 00926 (1945)	Director (since 2022)	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds; Director of V. Suarez Group of Companies.	4	None
Jorge Vallejo(1) Vallejo & Vallejo, 1610 Ponce de León Ave., Parada 23, Santurce, PR 00912 (1954)	Director (since 2022)	Managing Partner of Vallejo & Vallejo from April 1992 to 2020, a real estate appraisal and consulting firm in San Juan Puerto Rico; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds.	4	None
Carlos Pérez(1) Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968 (1954)	Director (since 2022)	President of the Caribbean and Latin American Region of Pediatrix Medical Group since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Director of the “Administración de Servicios de Salud de Puerto Rico” from 2001 to 2009; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.	4	None

(1)	Such director or officer is a director or officer of one or more other investment companies for which the Adviser acts as investment adviser or co-investment adviser.

SAI-13

Certain biographical and other information relating to the executive officers of the Funds who are not Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years

Officers
Angel M. Rivera(1),(2) (1977)	President (since 2023)	Angel M. Rivera has over 20 years of investment portfolio management and financial services experience. Prior to joining Popular Asset Management LLC as Subsidiary President in 2023, Mr. Rivera spent the last 7 years working in the Corporate Treasury of Popular, Inc. responsible for managing the investment portfolio and wholesale funding for the holding company and its subsidiaries. He also serves as portfolio manager for various Puerto Rico investment companies advised and co-advised by the Advisor. Before that, he worked as Fixed Income Portfolio Manager for Popular Asset Management, then a division of Banco Popular of Puerto Rico. Mr. Rivera holds an MBA from Northwestern University-Kellogg School of Management, BBA from the University of Puerto Rico, and the Chartered Financial Analyst and Financial Risk Manager designations.
Manuel Rodríguez Boissén, Esq.(1) (1977)	Secretary (since 2022)	Mr. Rodriguez-Boissen has been an attorney at Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund, since 2002 and a Member since 2012. Mr. Rodriguez-Boissen’s practice focuses on public-private partnerships, corporate and public finance and regulatory compliance for clients engaged in the financial services industry, including the Popular Family of Funds.
Roger E. Pries, Jr. (1965)	Chief Compliance Officer	Mr. Pries has worked with ACA Global since October 2019 where he serves as named Chief Compliance Officer and Anti-Money Laundering Officer for multiple mutual funds registered under the 1940 Act. Prior to joining ACA Global, Mr. Pires held various positions at Citi Fund Services from 2004 to 2019 where, among other things, he monitored mutual fund clients for compliance with federal securities laws and coordinated regulatory examinations and internal audits. Mr. Pires obtained a Bachelor of Arts in Anthropology from Kent State University.
James Gallo(1) (1965)	Treasurer (since 2023)	Mr. Gallo has served as a Senior Principal Consultant for ACA Global in their Fund Officers Group since 2022. In this role Mr. Gallo serves as Treasurer and Principal Financial Officer for several 1940 Act mutual fund families. From 2010 until 2021, Mr. Gallo was a Senior Director in the Fund Services team at Bank of New York Mellon. In that role, Mr. Gallo oversaw all Fund Accounting and Administration activities for clients serviced out of the firm's King of Prussia, PA office.

(1) Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.

(2) Affiliated person of the Adviser.

The Board of has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director of the Board. Among the attributes common to all Directors are their abilities to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the Independent Registered Public Accountants, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Popular Family of Funds (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Based on the specific experience, qualifications, attributes or skills of each Director set forth above, the Board has concluded that he or she should serve (or continue to serve) as a Director.

SAI-14

Share Ownership Management, Advisory and Other Service Arrangements

Information relating to each Director’s share ownership in the Fund and in all registered investment companies advised or co-advised by the Adviser that are currently overseen by the respective Director (“Supervised Funds”) as of December 31, 2023 is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Independent Directors:
Enrique Vila del Corral	None	None

Carlos Perez	None	$1 – $10,000

Jorge Vallejo	None	$10,001-$50,000

As of December 31, 2023, none of the Independent Directors of the Fund or their immediate family members owned, beneficially or of record, any securities of the Fund’s Adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Compensation of Directors

No officer, director or employee of the Adviser or of any affiliate thereof receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund will pay each director who is not an officer, director or employee of the Adviser or an affiliate thereof a fee of $1,000 per meeting attended, together with such director’s actual travel and out-of-pocket expenses relating to attendance at meetings.

The following table sets forth the estimated aggregate compensation paid by the Fund to its non-affiliated directors for the fiscal year ended June 30, 2023 and the total compensation paid to such persons by all investment companies advised by the Adviser for the calendar year ended December 31, 2023. No Fund accrues any retirement benefits for its directors as part of its expenses.

Name of Independent Director	Aggregate Compensation from the Fund	Total Compensation from all Funds Advised or Co-Advised by Adviser
Enrique Vila del Corral	$2,000.00	$73,000.00
Carlos Perez	$2,000.00	$18,000.00
Jorge Vallejo	$2,000.00	$66,000.00

Indemnification of Directors

The Fund has obtained directors’ and officers’ liability insurance for its directors and officers. The Fund’s limited liability agreement (the “LLC Agreement”) contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by Puerto Rico law. The Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

SAI-15

Control Persons and Principal Holders of Securities

To the knowledge of the Fund, no person owned of record or beneficially 5% or more of a class of the Fund’s shares as of the date of this SAI.

Management, Advisory and Other Service Arrangements

Investment Advisory Agreement

Popular Asset Management LLC, a wholly-owned subsidiary of Popular, Inc., acts as the investment adviser of the Fund pursuant to an investment advisory agreement with the Fund (each, an “Advisory Agreement”). Subject to the direction of the Board, the Adviser is responsible for all investment decisions regarding the Fund’s assets. The Adviser currently acts as investment adviser or co-investment adviser to several other Puerto Rico investment companies and as of December 31, 2023, managed or co-managed approximately $2.1 billion in assets. The principal executive offices of the Adviser are located at the Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its main telephone number is (787) 754-4488.

Unless earlier terminated as described below, the investment advisory agreement between the Fund and the Adviser will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (1) by the Board of the Fund or by a majority of the outstanding voting securities of the Fund and (2) by a majority of the directors who are not parties to such contract or affiliated with any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

The Fund compensates the Adviser at the annual rate of 0.25% of the value of the Fund’s average daily net assets. “Average daily net assets” means the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund.

The Adviser may voluntarily waive fees and/or reimburse Fund expenses from time to time. For example, the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent that the Fund’s total annual fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00% of the average daily net assets of the Fund.

Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by a Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded. Any repayment to the Adviser will not cause the Fund's expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement, The expense limitations shall be in effect until June 30, 2025.

SAI-16

As of the date of this SAI, the Fund has not commenced operations. As such, the Fund has not incurred any advisory fees.

Administration Agreement

Atlantic Fund Administration, LLC (in its capacity as administrator of the Fund, the “Administrator”) manages the day to day operations of the Fund pursuant to a Fund Services Agreement (the “Fund Services Agreement”).

Pursuant to the Fund Services Agreement for the Fund, the Administrator furnishes the Fund with bookkeeping, accounting and administrative services. It provides a variety of administrative and shareholder services directly or through agents. These administrative services include, among other things, providing facilities and personnel to the Fund in the performance of certain services, including the determination of the market value of the Fund’s assets, as applicable, and of the net asset value per share of each class of shares of the Fund, maintaining and preserving the books and records of the Fund, assisting in the preparation and filing of the Fund’s income tax returns, payment of the Fund’s expenses, assisting in the preparation and coordination of printing and dissemination of reports and other communications to shareholders and providing local regulatory compliance services. The Administrator is also charged with providing the Fund with information as reasonably requested thereby to prepare any reports and filings required under applicable federal law.

The Fund Services Agreement provides for monthly compensation of the Administrator at the annual rate of the Fund’s average daily total assets, as follows (subject to an annual minimum fee of $120,000 and waived to $80,000 for the first two years):

$0m - $250m	0.08%
$250m - $500m	0.06%
$500m - $1bn	0.04%
Above $1bn	0.02%

As of the date of this SAI, the Fund has not commenced operations. As such, the Fund has not incurred any administration fees.

Auditing Services

Ernst & Young LLP (the “Independent Auditors” or “Independent Registered Public Accountants”), with offices located at Parque las Americas 1, 235 Calle Federico Costa, Suite 410, San Juan, Puerto Rico, has been selected as the Fund’s independent registered public accounting firm. Ernst & Young LLP is responsible for auditing the financial statements of the Fund.

SAI-17

Custodian

The Fund’s securities and cash will be held under a Global Custody Agreement with JP Morgan Chase Bank, N.A., (when acting in such capacity, the “Custodian”). The Custodian is authorized under the Custodian Agreement to appoint sub-custodians or other agents and to delegate to such sub-custodians or other agents any of its obligations under the Custodian Agreement. The Custodian will not receive a separate fee or additional compensation for acting as custodian of the Fund, but will be reimbursed for the out-of-pocket expenses it incurs in providing custodial services to the Fund.

Transfer Agent and Dividend Disbursing Agent

Pursuant to the terms the Fund Services Agreement, Atlantic Fund Administration, LLC, in its capacity as transfer agent for the Fund (the “Transfer Agent”), is responsible for maintaining a register of the shares of the Fund for shareholders of record, the opening and maintenance of shareholder accounts and the processing of dividend and distribution payments from the Fund. Share certificates are not issued, unless specifically requested by shareholders. The Transfer Agent will maintain a share account for each master account and any other shareholder of record. Confirmations of each purchase or redemption and of reinvested dividend payments are sent to master account holders and any other shareholders of record each month. The Transfer Agent is authorized under the Fund Services Agreement to appoint sub-transfer agents or other agents and to delegate to any of such agents its obligations under the Fund Services Agreement. The Transfer Agent will not receive a separate fee or additional compensation for acting as transfer agent of the Fund, but will be reimbursed for the out-of-pocket expenses it incurs in providing transfer agency services to the Fund.

Distributor

The Distributor acts as distributor of the shares under a distribution agreement with the Fund (“Distribution Agreement”) which requires the Distributor to use its best efforts, consistent with its other business, in selling shares. shares are continuously offered.

The Fund has agreed to pay a distribution fee to the Distributor pursuant to a Common Stock Distribution Plan adopted by the Fund.

Under its Distribution Plan, the Fund pays the Distributor a distribution fee for the Class A Withholding and Class A Non-Withholding Shares accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the Class A Withholding and Class A Non-Withholding Shares, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the shares.

The Distributor is a wholly owned subsidiary of Popular, Inc., the parent company of the Adviser. See “Potential Conflicts of Interest” in the Fund’s Prospectus.

As of the date of this SAI, the Fund has not commenced operations. As such, the Fund has not incurred any 12b-1 fees or paid any commissions or compensation to underwriters, affiliated or otherwise.

SAI-18

Pricing of Shares

The offering price for each of the Fund’s share classes is equal to the net asset value of such share class.

For more information about the valuation of the Fund’s shares, see “Valuation of Shares” in the Fund’s Prospectus.

Portfolio Transactions and Brokerage

Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Adviser arranges for the purchase and sale of the Fund’s securities and selects broker-dealers (including Popular Securities LLC (“Popular Securities”), a broker-dealer affiliated with the Adviser), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Adviser may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliated broker-dealers such as Popular Securities, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration and subject to procedures adopted by the Board, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis. The Fund may also deal with Popular Securities in any transaction in which it acts as principal. Securities transactions involving Popular Securities, or another broker-dealer affiliated with the Adviser, whether on an agency or principal basis, will be subject to procedures adopted by the Board, which procedures include the review of such transactions by the Board, including the independent directors thereof.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. The Adviser intends to execute portfolio transactions in (i) Puerto Rico fixed-income obligations, including mortgage-backed obligations, through brokers, dealers or banks in or outside Puerto Rico, and (ii) U.S. Government fixed-income obligations, municipal obligations and short-term investments through brokers or dealers either in or outside Puerto Rico, in either case including Popular Securities, Banco Popular or any of their respective affiliates as discussed below. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the adviser, including Popular Securities, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the investment advisory agreement, and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

SAI-19

Since the Fund invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be in individually negotiated transactions with the issuer or with underwriters of or dealers in those securities, acting as principal. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than those for similar securities with a more liquid market.

The Fund may also invest in securities traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers, including Popular Securities or one of its affiliates, who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund’s annual portfolio turnover rate, under normal circumstances after the Fund’s portfolio is invested in accordance with its investment objective, should be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the daily average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. Early redemptions or prepayments on securities held by the Fund are also excluded from the calculation of the portfolio turnover rate.

Although the Fund seeks to invest for the long term, the Adviser retains the right to sell securities regardless of how long they have been held. Under certain conditions, such as short-term transactions for liquidity needs, securities having reached a specific price or return, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision, the Fund may experience a higher portfolio turnover due to its investment strategies. In addition, higher portfolio turnover rates may result in corresponding increase in brokerage commissions for the Fund. While the Fund does not intend to engage in short-term trading, it will not consider portfolio turnover rate a limiting factor in investing according to its objectives and policies. A turnover rate of 100% would occur, for example, if securities valued at 100% of its total net assets are sold and replaced within one year.

Brokerage Commissions

As of the date of this SAI, the Fund has not commenced operations. As such, the Fund has not paid any brokerage commissions.

Description of the Shares

The Fund’s LLC Agreement permits the Directors to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interests in the Fund. Currently, the Fund has four classes of shares, Class A Withholding, Class A Non-Withholding, Class I Institutional Withholding, and Class I Institutional Non-Withholding Shares. The Fund reserves the right to create additional series of shares.

SAI-20

Subject to the distinctions permitted among classes of the Fund or any series as established by the Directors consistent with the requirements of the 1940 Act, each share of the Fund or any series shall represent an equal beneficial interest in the net assets of the Fund or such series, and each shareholder of the Fund or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Fund or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Fund. Except as otherwise provided by the Directors, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Fund.

The Directors may require shareholders to redeem shares for any reason under terms set by the Directors. When issued, shares are fully paid and non-assessable. The Directors may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share). The Fund is not required and has no current intention to hold annual meetings of shareholders, although the Fund will hold special meetings of Fund shareholders when in the judgment of the Directors it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law or its LLC Agreement or Bylaws. On any matters submitted to a vote of the shareholders, all shares of the Fund then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Directors have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Directors have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Directors, principal underwriters and accountants for the Fund. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of the Fund, shareholders would generally be entitled to share pro rata in the net assets of the Fund’s available for distribution to shareholders.

SAI-21

The shareholders of the Fund have the power to vote only: (i) for the election or removal of Directors as and to the extent provided in the LLC Agreement; (ii) with respect to such additional matters relating to the Fund as may be required by federal law including the 1940 Act, or any registration of the Fund with the SEC (or any successor agency) or any state; and (iii) as the Directors may otherwise consider necessary or desirable in their sole discretion.

The Fund is organized as a limited liability company under the laws of Puerto Rico. Under Puerto Rico law and the LLC Agreement, shareholders are entitled to the same limitation of personal liability extended to shareholders of limited liability companies organized under Puerto Rico law. Therefore, shareholders generally will not be subject to personal liability for Fund obligations. The risk that a shareholder will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Puerto Rico law or the terms of the LLC Agreement.

The Fund’s exchange privilege affords you the ability to switch your investments between Class A Withholding and Class A Non-Withholding Shares as well as between Class I Institutional Withholding and Class I Institutional Non-Withholding Shares. Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges. All investors should consult their own financial and tax professionals before initiating an exchange.

To effectuate an exchange, you should contact your selected securities dealer, broker, investment adviser, service provider or industry professional, or if you hold shares through the Fund, you should contact the Fund by phone at (787) 754-4488, by mail (c/o Popular U.S. Government Money Market Fund, LLC, Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918).

Taxation

The following discussion summarizes certain Puerto Rico and U.S. federal tax considerations that may be relevant to prospective investors in the Fund. This section is not to be construed as a substitute for careful tax planning. This section is based on the U.S. Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Prospective investors are urged to consult their own tax advisers with specific reference to their own tax situations, including the application and effect of other tax laws and any possible changes in the tax law after the date of this SAI.

This “Taxation” section is for general information only and not tax advice. All investors should consult their own tax advisors as to any federal, state, local and foreign tax provisions applicable to them.

SAI-22

The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder the “Puerto Rico Code Regulations”; Administrative Determination Number 19-04, issued by the Puerto Rico Secretary of the Treasury (the “Secretary”) on September 5, 2019 (“AD19-04”); the Municipal Code and Act 93-2013.

The Puerto Rico income tax treatment of the Fund and the Qualifying Investors (as defined below) is based on the relevant provisions of the PR Code as construed by the Secretary in AD-19-04. Pursuant to the PR Code, the Puerto Rico income tax treatment of the Fund and the Qualifying Investors discussed herein is applicable to investment companies registered under Act 93-2013 or its predecessor, Act Number 6 of October 19,1954, as amended (“Act 6-1954” and together with Act 93-2013, collectively, the “PR Investment Companies Acts”) and its Qualifying Investors. However, as a result of the amendment of the 1940 Act by the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, Puerto Rico investment companies, such as the Fund, have to register with the Securities and Exchange Commission (the “SEC”) under the 1940 Act and are not allowed to register under the PR Investment Companies Acts. Thus, in AD19-04, the Secretary ruled that the Puerto Rico income tax treatment of investment companies pursuant to the PR Code continues to be applicable to investment companies organized in Puerto Rico with their principal office in Puerto Rico, such as the Fund, to the same extent as if they were registered under any of the PR Investment Companies Acts; provided that, the investment companies are registered with the SEC under the 1940 Act.

The discussion in connection with the U.S. federal income tax considerations is based on the current provisions of the U.S. Code, and the regulations promulgated thereunder (the “U.S. Code Regulations”) and the administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”).

This discussion assumes that the shareholders of the Fund will be (i) individuals who are bona fide residents of Puerto Rico for the entire taxable year, within the meaning of Sections 933 and 937 of the U.S. Code (“Qualifying Individuals”), (ii) U.S. citizens nonresident of Puerto Rico (“Nonresident U.S. Citizens “), (iii) corporations or entities organized under the laws of Puerto Rico treated as corporations under the PR Code and the U.S. Code; provided that, the distributions from the Fund are not effectively connected with their U.S trade or business (“Qualifying Corporations”), (iv) corporations organized outside of Puerto Rico, or entities organized outside of Puerto Rico treated as corporations under the PR Code and the U.S. Code, that are either not engaged in trade or business in Puerto Rico (“Foreign Corporations”) or that are engaged in trade or business in Puerto Rico (“Resident Foreign Corporations”), or (v) trusts (other than business trusts) organized under the laws of Puerto Rico, the trustees of which are Qualifying Individuals or Qualifying Corporations and all the beneficiaries of which are Qualifying Individuals (“Qualifying Trusts”), including employee retirement plan trusts described in Section 1081.01(a) of the PR Code (“Qualifying Retirement Trusts” and together with Qualifying Individuals, Qualifying Corporations and Qualifying Trusts collectively referred to as “Qualifying Investors”). This summary does not attempt to discuss all tax consequences to Qualifying Investors, Foreign Corporations or Resident Foreign Corporations that may be subject to special tax treatment under the PR Code or the Municipal Code (such as partnerships special partnerships, corporations of individuals or other pass-through entities and tax-exempt organizations) or under the U.S. Code (such as “controlled foreign corporations” or “personal holding companies”).

SAI-23

The statements that follow are based on the existing provisions of such statutes, regulations and administrative pronouncements, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that the conclusions set forth herein in connection with Puerto Rico and U.S. tax treatment of the Fund, the Qualifying Investors, the Nonresident U.S. Citizens, the Foreign Corporations and the Resident Foreign Corporations are not binding on the Puerto Rico Treasury Department (“PRTD”), any municipality or agency of Puerto Rico, the IRS or the courts. Accordingly, there can be no assurance that the conclusions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation of the Fund

Income Taxes. The Fund should be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the U.S. Government and stocks of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. The municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

Puerto Rico Taxation of Fund Shareholders

Income Taxes on Capital Gains. Gains recognized by a Qualifying Investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of shares of the Fund (“Shares “) will be treated as a capital gain for Qualifying Investors who hold the Shares as a capital asset and as a long-term capital gain if the Shares have been held by the Qualifying Investor for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other disposition of the Shares will be subject to a 15% income tax rate; except that, if the alternative basic tax is applicable the rate would be a maximum of 24%. Alternatively, the Qualifying Individual may elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Long-term capital gains recognized by a Qualifying Corporation on the sale, exchange or other disposition of the Shares will be subject to an alternative 20% income tax rate.

SAI-24

Gains recognized by a Nonresident U.S. Citizen or a Foreign Corporation from the sale, exchange or other disposition of Shares should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations, will be subject to Puerto Rico income tax on such gains, if the Resident Foreign Corporation is engaged in certain banking or financial business in Puerto Rico and the gains are attributable to such business.

Losses from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Qualifying Investors or Resident Foreign Corporations are deductible only to the extent of gains recognized by any such investors from the sale, exchange or other disposition of capital assets during the same taxable year. Qualifying Investors, except for Qualifying Corporations, may also deduct up to $1,000 of such capital losses against ordinary income. Qualifying Investors and Resident Foreign Corporations may carryforward and deduct any remaining losses against capital gains incurred in subsequent taxable years, subject to certain time limitations, but the deduction is limited to 90% of the capital gains.

Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Dividends paid by the Fund from its earnings and profits derived from certain exempt income described in Section 1031.02 of the PR Code, including without limitation, interest on obligations of the United States, any state or territory of the United States or political subdivision thereof and of the District of Columbia (“Exempt Dividends”) are exempt from Puerto Rico income tax. However, investors that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Exempt Dividends distributed to them will be subject to a 15% withholding tax, which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. The 15% withholding tax may be claimed as a credit against the Puerto Rico income taxability of the investor.

Dividends paid by the Fund from its earnings and profits derived from the sale or exchange of property (“Capital Gain Dividends”) are not subject to Puerto Rico withholding taxes and are taxable as long-term capital gains to Qualifying Investors regardless of how long the Shares have been held by the Qualifying Investor. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15%, in the case of Qualifying Individuals (or up to 24%, if the alternate basic tax is applicable), and for the alternative 20% income tax rate, in the case of Qualifying Corporations. However, Qualifying Investors that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Capital Gain Dividends distributed to them will be subject to a 15% withholding tax, which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. The 15% withholding tax may be claimed as a credit against the Puerto Rico income tax of the Qualifying Investor.

Capital Gain Dividends of Nonresident U.S. Citizens and Foreign Corporations should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Capital Gain Dividends of Resident Foreign Corporations will be subject to a 20% Puerto Rico income tax and may be subject to a 10% Puerto Rico branch profits tax, only if the Capital Gains Dividends are attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico. However, Nonresident U.S. Citizens, Foreign Corporations and Resident Foreign Corporations that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Capital Gain Dividends distributed to them will be subject to a 15% withholding tax, which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. As a general rule, Foreign Corporations, Nonresident U.S. Citizens, and Resident Foreign Corporation not engaged in certain banking or financial businesses in Puerto Rico may request a refund from the Puerto Rico Treasury Department of said 15% withholding tax on Capital Gain Dividends treated as non-PR source income. In the case of Resident Foreign Corporations engaged in certain banking or financial businesses in Puerto Rico, a credit should be available for the 15% withholding tax on Capital Gain Dividends attributable to such corporation’s banking or financial business conducted in Puerto Rico.

SAI-25

Special rules may apply to Capital Gain Dividends distributed by the Fund to Qualifying Trusts.

Qualifying Retirement Funds are exempt from Puerto Rico income tax.

A dividend distributed by the Fund that is not an Exempt Dividend or Capital Gain Dividend is an “Ordinary Dividend.”

Ordinary Dividends and Capital Gain Dividends distributed to Qualifying Investors , Ordinary Dividends distributed to Non-Resident U.S. Citizens and Ordinary Dividends and Capital Gain Dividends distributed to Resident Foreign Corporations from earnings or profits derived from capital gains attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico are included in gross income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be), regardless of whether they are reinvested in additional Shares pursuant to the Fund’s dividend reinvestment plan. Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to such investors to the extent of the investors’ basis in the Shares, and any excess will be treated as a gain from the sale or exchange of the Shares.

However, Ordinary Dividends received by Qualifying Individuals, and Qualifying Trusts and Nonresident U.S. Citizens will be subject to a 15% withholding tax, rather than to the regular tax on ordinary income ; unless they elect not to be subject to the 15% withholding tax. If Nonresident U.S. Citizens elect out of the 15% withholding tax they will be subject to a 15% withholding tax applicable to dividends from Puerto Rico sources paid to Nonresident U.S. Citizens

Upon filing a Puerto Rico income tax return, a Qualifying Individual, Qualifying Trust or Nonresident U.S. Citizen subject to the 15% withholding tax may elect not to be subject to the 15% withholding tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% withholding tax withheld may be claimed as a credit against Puerto Rico income taxes.

An Ordinary Dividend received by a Foreign Corporation will be subject to a 10% withholding tax that will be withheld by the Fund or its paying agent. However, Foreign Corporations that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% withholding tax, which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. The Foreign Corporation may request a refund from the Puerto Rico Treasury Department for the excess of the 15% withholding tax over the 10% withholding to which the Foreign Corporation is subject.

SAI-26

Qualifying Corporations and Resident Foreign Corporations will be subject to the regular and alternative minimum tax. An Ordinary Dividend received by a Qualifying Corporation or a Resident Foreign Corporation will qualify for an 85% dividend received deduction. Qualifying Corporations and Resident Foreign Corporations will not be eligible for the 15% withholding tax applicable to Qualifying Individuals, Nonresident U.S. Citizens and Qualifying T rusts. However, Qualifying Corporations and Resident Foreign Corporations that acquire Class A Withholding Shares or Class I Institutional Withholding Shares will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to the 15% withholding tax which will be withheld by the brokers or other financial intermediaries through which the investors hold their shares. The 15% withholding tax may be claimed as a credit against the Puerto Rico income tax of the Qualifying Corporation and Resident Foreign Corporation.

Alternate Basic Tax. Qualifying Individuals and Nonresident U.S. Citizens are subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax rates range from 10% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other adjustments, adding: (i) certain income exempt from the regular income tax and (ii) to the extent applicable, income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other taxable disposition of Shares. It should be noted that exempt dividends paid by the Fund are not subject to alternate basic tax.

Estate and Gift Taxes. Puerto Rico does not impose gift or estate taxes. Thus, the transfer of Shares by gift by a Qualifying Individual or a Nonresident U.S. Citizen will not be subject to gift taxes or estate taxes.

Municipal License Taxes. Under the PRMC, all dividends distributed by the Fund to Qualifying Corporations and to Resident Foreign Corporations will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of Qualifying Corporations and Resident Foreign Corporations that are engaged in a financial business, or of up to 0.5%, in the case of Qualifying Corporations and Resident Foreign Corporations engaged in non-financial businesses. Qualifying Individuals, Nonresident U.S. Citizens and Foreign Corporations will not be subject to municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the Shares are exempt from Puerto Rico personal property taxes in the hands of the Qualifying Investors and Resident Foreign Corporations Nonresident U.S. Citizens and Foreign Corporations are not subject to property taxes on their Shares.

SAI-27

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

United States Taxation of the Fund

Income Taxes. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. The Fund is not expected to be engaged in a U.S. trade or business for U.S. federal income tax purposes. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property or any other income from sources outside the U.S. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”, as such term is defined in the U.S. Code) are not subject to U.S. federal income tax. It is the intent of the Fund’s management to derive only U.S. source interest income considered to be Portfolio Interest with respect to its investments in U.S. fixed-income securities. Moreover, as a foreign corporation not engaged in trade or business in the U.S., the Fund should only be subject to U.S. federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund should be subject to withholding of U.S. federal income tax at a 30% rate on certain types of U.S. source income. Dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

FATCA. The U.S. Internal Revenue Code imposes a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial foreign territory entities”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to payments made after June 30, 2014. Payments on certain grandfathered obligations are not subject to the referenced 30% withholding. The IRS has released proposed regulations, which taxpayers may rely on, that eliminate the withholding tax under FATCA on payments of proceeds from the sale of property that could give rise to U.S. source interest or dividends.

Regulations issued by the U.S. Department of the Treasury and the IRS (the “FATCA Regulations”) treat the Fund as a “territory non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such U.S. sourced income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS. Under the FATCA Regulations, the Fund would not have to provide the required information if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the U.S. Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund. However, the Fund has elected to register as a direct reporting non-financial foreign entity, and as such, it is required to provide such information directly to the IRS by filing Form 8966 with IRS.

SAI-28

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements.

To ensure that the Qualifying Investors that acquire Shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any investor that fails to timely provide such information or certifications. In addition, any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

A withholding agent is not required to make the 30% withholding if the withholding agent can treat the payment as made to a payee that is a direct reporting non-financial foreign entity (“NFFE”) and certain requirements are met. The Fund has elected to register as a direct reporting NFFE with the IRS. As a direct reporting NFFE, the Fund will have to report on IRS Form 8966, FATCA Report, directly to the IRS certain information about its direct or indirect substantial U.S. owners, in lieu of providing such information to the withholding agent.

United States Taxation of Qualifying Investors

Dividends. Under Sections 933 and 937 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico and is not effectively connected with a U.S. trade or business. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual; provided, that, they are not effectively connected with a U.S. trade or business of such Qualifying Individual. However, in the case of Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

SAI-29

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Qualifying Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Qualifying Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares. To determine whether a Qualifying Individual is a 10% Shareholder, the Qualifying Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Qualifying Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Qualifying Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to the Fund’s dividends not subject to U.S. federal income tax.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico entities that are treated as partnerships for U.S. federal income tax purposes.

It must be noted, that the IRS issued regulations under Section 937(b) of the U.S. Code that include an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from U.S. sources would retain its character as U.S. source income notwithstanding the fact the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the U.S. However, it seems that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by state authorities and, therefore, should not change the conclusion that dividends paid by the Fund will be considered from Puerto Rico sources as described above.

SAI-30

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Qualifying Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for entities that are treated as partnerships for U.S. federal income tax purposes.

PFIC Rules. Under the current provisions of the U.S. Code, the Fund will be treated as a passive foreign investment company (“PFIC”). Under the PFIC rules, a Qualifying Individual and a Nonresident U.S. Citizen that disposes of its Shares at a gain is treated as receiving an excess distribution equal to such gain. In addition, if any Qualifying Individual or a Nonresident U.S. Citizen receives a distribution from the Fund in excess of 125% of the average amount of distributions such Qualifying Individual or Nonresident U.S. Citizen has received from the Fund during the three preceding taxable years (or shorter period if the Qualifying Individual or Nonresident U.S. Citizen has not held the stock for three years), the Qualifying Individual and Nonresident U.S. Citizen are treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over Qualifying Individual and Nonresident U.S. Citizen’s holding period for the Shares, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the Qualifying individual and Nonresident U.S. Citizen for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, the Qualifying Individuals and Nonresident U.S. Citizen may, in certain circumstances, elect a mark-to-market treatment with respect to the Shares.

However, under a proposed U.S. Code regulation, Qualifying Individuals are subject to the rule described in (ii) and (iii) above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico or is allocated to a taxable year during which the Qualifying Individual held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or in certain cases, a portion thereof, within the meaning of Sections 933 and 937 of the U.S. Code. The portion of the excess distribution or gain considered to be Puerto Rico source income that is allocated to the current taxable year of the Qualifying Individual will not be subject to U.S. federal income tax pursuant to U.S. Code Section 933.

Qualifying Individuals and Nonresident U.S. Citizens must file an annual report containing such information as the Secretary of the Treasury of the United States may require (Form 8621), unless an exception from the filing requirement is applicable. Prospective investors should consult with their own tax advisers regarding this matter and similar disclosure requirements as they apply to them.

SAI-31

Qualifying Trusts should consult their tax advisers regarding the U.S. federal tax consequences of an investment in the Fund.

Estate and Gift Taxes. The transfer of Shares by death or gift by a Qualifying Individual will not be subject to estate and gift taxes imposed by the U.S. Code if such Qualifying Individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the U.S. Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

United States Taxation of U.S. Investors

Shares are not intended to be offered to persons that are “United States persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code other than Qualifying Individuals (“U.S. Investors”). It is expected that the Fund will be treated as a PFIC and may be treated as a CFC as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a Shareholder were to become a U.S. Investor (or if the Fund were to admit a U.S. Investor), an investment in the Fund may cause a U.S. Investor to recognize taxable income prior to the investor’s receipt of distributable proceeds, pay an interest charge on receipts that are deemed to have been deferred and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. The Fund does not intend to provide information necessary to make a qualified electing fund election within the meaning of Code section 1295 with respect to the Fund.

The foregoing discussion is for general information only and not tax advice. All investors should consult their own tax advisers as to any federal, state, local and foreign tax provisions applicable to them.

Proxy Voting Policies

With respect to the Fund, the Board has adopted policies and procedures (the “Proxy Voting Policy”) governing proxy voting by accounts managed by the Adviser, including the Fund.

A copy of the Proxy Voting Policy for the Fund is attached as Appendix A.

Information with respect to how proxies relating to the Fund’s portfolio securities were voted during the most recent 12-month period ended June 30, 2024 will be available: (i) without charge, upon request, by calling (787) 754-4488 or through the Fund’s website at www.popularfunds.com; and (ii) on the SEC’s website at www.sec.gov.

SAI-32

Portfolio Holdings Disclosure Policies and Procedures

The Board of the Fund has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio holdings (“Portfolio Holdings”). These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by certain parties (a “Third Party”) that could harm the Fund, Portfolio Holdings and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board will periodically review the list of entities that have received, other than through public channels, information regarding the Fund’s Portfolio Holdings, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of the current portfolio holding policy.

Only the Adviser’s chief compliance officer or general counsel (or persons designated by the Adviser’s general counsel or chief compliance officer), may approve the disclosure of the Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if the Adviser’s chief compliance officer or general counsel, or an officer of the Fund in consultation with the Adviser’s chief compliance officer or general counsel, determines that the disclosure is being made for a legitimate business purpose. Such disclosures must be documented and reported to the Fund’s Board on a quarterly basis. In all cases, Third Parties and service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential information regarding the Fund’s Portfolio Holdings received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Fund nor its service providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of information relating to the Fund’s Portfolio Holdings.

Disclosure of Portfolio Holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to relevant service providers (“Service Providers”). In addition, to the extent permitted under applicable law, the Adviser may regularly distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”), provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s chief compliance officer or general counsel (or persons designated by the adviser’s general counsel or chief compliance officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information, or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent auditors, independent registered public accountants or legal counsel.

SAI-33

The Adviser shall have primary responsibility for ensuring that the Portfolio Holdings information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

The Fund will file its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP will be available on the SEC’s website at http://www.sec.gov and the Fund’s website at www.popularfunds.com.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

●	disclosures that are required by law;

●	disclosures necessary for Service Providers to perform services to the Fund;

●	disclosure necessary for Rating Agencies to assess applicable fund ratings;

●	disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities;

●	disclosures to the Fund’s or Service Providers’ regulatory authorities, accountants, or counsel; and

●	any portfolio holdings that pre-date portfolio holdings that have been publicly disclosed (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies

Financial Statements

Ernst & Young LLP will audit the Fund’s annual financial statements, once the Fund becomes operational. A copy of the Fund’s Annual Report, once available, may be obtained upon request and without charge by writing or by calling the Fund at (787) 754-4488.

The financial statement of the Popular U.S. Government Money Market Fund, LLC as of December 29, 2023 has been included herein at Appendix B.

Additional Information

Counsel. Pietrantoni Mendez & Alvarez LLC, located at Popular Center, 19th Floor, 208 Ponce de León, San Juan, 00918, Puerto Rico, serves as Puerto Rico counsel to the Fund.

SAI-34

Ropes & Gray LLP Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as U.S. counsel to the Fund.

Shareholder Communication to the Board of Directors. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to the Secretary of the Board at Popular Center, 19th Floor, 208 Ponce de Leon Avenue, San Juan, Puerto Rico 00918. Shareholder communication to the Board of Directors should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Fund and reported to the Board of Directors.

Codes of Ethics. The Fund, the Advisor and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

SAI-35

Appendix A

Proxy Voting Policy

Popular Family of Funds
Proxy Voting Policies and Procedures

Popular Family of Funds (the “Funds”) has adopted a Proxy Voting Policy used to determine how each Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, each Fund has, subject to the oversight of the Fund’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

1.            General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2.            Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

a)	to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

b)	to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

A-1

APPENDIX B

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Directors of Popular U.S. Government Money Market Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Popular U.S. Government Money Market Fund, LLC (the “Fund”) as of December 29, 2023, the related statement of operations for the period from August 17, 2022 (Organization of the Fund) to December 29, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements presents fairly, in all material respects, the financial position of the Fund at December 29, 2023, and the results of its operations for the period August 17, 2022 to December 29, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor for the Popular Family of Funds since 2023.

San Juan, Puerto Rico

February 23, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

POPULAR U.S. GOVERNMENT MONEY MARKET FUND, LLC

STATEMENT OF ASSETS & LIABILITIES

DECEMBER 29, 2023

Assets
Cash	$100,657
Receivable from Adviser for reimbursement of organizational costs	46,515
Deferred offering costs	152,796
Total Assets	$299,968

Liabilities
Accrued organizational Costs	$46,515
Accrued offering costs	152,796
Cash to Adviser	657
Total Liabilities	199,968
Total Net Assets	$100,000
Net Assets Consist of:
Capital Stock	$100,000
Total Net Assets	$100,000
Capital shares outstanding, no par value, unlimited shares authorized	100,000
Net asset value, offering and redemption price per share	$1.00

POPULAR U.S. GOVERNMENT MONEY MARKET FUND, LLC

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM AUGUST 17, 2022 TO DECEMBER 29, 2023

Income:	$—
Total Income	$—
Expenses
Organizational Costs	138,422
Total Expenses	138,422
Less: expense reimbursement	(138,422)
Total Net Expenses	$—
Net Increase resulting from operations:	$—

POPULAR U.S. GOVERNMENT MONEY MARKET FUND, LLC

NOTES TO FINANCIAL STATEMENT

DECEMBER 29, 2023

Note 1. Organization

Popular U.S. Government Money Market Fund, LLC (the “Fund” or the “Registrant”) is a Puerto Rico limited liability company and is treated as a foreign corporation for U.S. federal income tax purposes under Part I of Subchapter M of Chapter I of the Internal Revenue code of 1986, as amended, (the “U.S. Code”) commencing with its taxable year ending June 30, 2024. The Fund is organized as a continuously offered, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). The Fund was organized under the laws of Puerto Rico on August 17, 2022. The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”), and the Puerto Rico Municipal Code, as amended (the “Municipal Code”), as a registered investment company. The Fund’s investment objective is to seek to provide current income consistent with preservation of capital and liquidity. Under its Third Amended and Restated Limited Liability Company Agreement, the Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. The Fund currently offers Class A Withholding Shares, Class A Non-Withholding, Class I Institutional Withholding, and Class I Institutional Non-Withholding Shares. Each share class represents an ownership interest in the same investment portfolio of securities. To date, the Fund has not had any transactions other than those relating to organization matters and the sale of 100,000 Class I Institutional Non-Withholding Shares of the Fund to Popular Asset Management LLC (the “Adviser”).

The Fund had no operations to date other than matters relating to its organization and registration under the Act, and the aforementioned sale of Class I Institutional Non-Withholding Shares.

The Fund will operate as a “government money market fund,” as defined in Rule 2a-7 under the Act. As a government money market fund, the Fund: (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) must invest at least 99.5% of its total assets in cash, “government securities” (as defined in Rule 2a-7) and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities).

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” This financial statement is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statement, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Puerto Rico Taxation of the Fund

Income Taxes. The Fund should be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the PR Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the U.S. Government and stocks of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

POPULAR U.S. GOVERNMENT MONEY MARKET FUND, LLC

NOTES TO FINANCIAL STATEMENT (continued)

DECEMBER 29, 2023

Note 2. Summary of Significant Accounting Policies (continued)

Municipal License Taxes. Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes.

United States Taxation of the Fund

Income Taxes. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. The Fund is not expected to be engaged in a U.S. trade or business for U.S. federal income tax purposes. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property or any other income from sources outside the U.S. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax of up to 21% on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”, as such term is defined in the U.S. Code) are not subject to U.S. federal income tax. It is the intent of the Fund’s management to derive only U.S. source interest income considered to be Portfolio Interest with respect to its investments in U.S. fixed-income securities. Moreover, as a foreign corporation not engaged in trade or business in the U.S., the Fund should only be subject to U.S. federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund should be subject to withholding of U.S. federal income tax at a 30% rate on certain types of U.S. source income. Dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

U.S. Foreign Account Tax Compliance Act (“FATCA”). The U.S. Internal Revenue Code imposes a 30% withholding tax upon most payments of U.S. source income and gross proceeds from the disposition of property of a type that can produce interest or dividends from U.S. sources made to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial foreign territory entities”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to payments made after June 30, 2014. Payments on certain grandfathered obligations are not subject to the referenced 30% withholding. The IRS has released proposed regulations, which taxpayers may rely on, that eliminate the withholding tax under FATCA on payments of gross proceeds from the sale of property of a type that could give rise to interest or dividends from U.S. sources.

Regulations issued by (the “FATCA Regulations”) treat the Fund as a “territory non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS. Under the FATCA Regulations, the Fund would not have to provide the required information only if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the U.S. Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund.

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements. Any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

POPULAR U.S. GOVERNMENT MONEY MARKET FUND, LLC

NOTES TO FINANCIAL STATEMENT (concluded)

DECEMBER 29, 2023

Note 2. Summary of Significant Accounting Policies (continued)

A withholding agent is not required to make the 30% withholding if the withholding agent can treat the payment as made to a payee that is a direct reporting non-financial foreign entity (“NFFE”) and certain requirements are met. The Fund has elected to register as a direct reporting NFFE with the IRS. As a direct reporting NFFE, the Fund will have to report on IRS Form 8966, FATCA Report, directly to the IRS certain information about its direct or indirect substantial U.S. owners, in lieu of providing such information to the withholding agent.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on industry experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Popular Asset Management LLC (the “Adviser”), is the Fund’s investment adviser. The Adviser receives an advisory fee at an annual rate equal to 0.25% of the Fund’s average annual daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00% of the average daily net assets of the Fund. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded. Any repayment by the Fund to the Adviser will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The expense limitation shall be in effect until at least June 30, 2025.

Distribution – Popular Securities, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of Popular, Inc., the parent company of the Adviser. The Adviser may, but is not obligated to, make a payment to the Distributor for its service as Distributor to the Fund out of the Adviser’s advisory fee or other resources of the Adviser, The Distributor is not affiliated with Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for Class A Withholding and Class A Non-Withholding Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of the Class A Withholding and Class A Non-Withholding Shares.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Apex also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Apex services agreement, the Fund pays Apex customary fees for its services.

Directors and Officers – No officer, director or employee of the Adviser or of any affiliate thereof receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund will pay each director who is not an officer, director or employee of the Adviser or an affiliate thereof a fee of $1,000 per meeting attended, together with such director’s actual travel and out-of-pocket expenses relating to attendance at meetings.

Note 4. Organization and Offering Costs

Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Certain organization costs were paid by the Adviser, subject to potential recoupment, and are estimated to be $91,907. The remaining organization costs are estimated to be $46,515 and may also be subject to recoupment. Total organization costs are estimated to be approximately $138,422. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Organization costs are expensed as incurred. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis. Certain offering costs were paid by the Adviser, subject to potential recoupment and are estimated to be $354,807. The remaining offering costs are estimated to be approximately $152,796. Total offering costs are estimated to be approximately $507,603.

Note 5. Subsequent Events

Subsequent events occurring after the date of these financial statements through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required.

PART C — OTHER INFORMATION

Item 28.	Exhibits

(a)	Third Amended and Restated Limited Liability Company Agreement of the Registrant, dated January 12, 2024 (the “LLC Agreement”) is incorporated herein by reference to Exhibit (a) of the Registration Statement on Form N-1A of Popular U.S. Government Money Market Fund, LLC (File No. 333-271265), filed on March 1, 2024 (the "USGMMF March 1 Registration Statement").
(b)	Bylaws of the Registrant, dated November 15, 2022, filed with initial Registration Statement on Form N-1A (“Initial Registration Statement”) on April 14, 2023.
(c)	Relevant portions of the LLC Agreement and the Bylaws.
(d)	Investment Advisory Contract between the Registrant and Popular Asset Management, LLC (the “Adviser”), dated February 22, 2024, filed herewith.
(e)	Common Stock Distribution Agreement between the Registrant and Popular Securities LLC, dated February 29, 2024, filed herewith.
(f)	None.
(g)(1)	Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated March 2, 2023 is incorporated herein by reference to Exhibit (g)(1) of the Registration Statement on Form N-1A of Popular U.S. Government Money Market Fund, LLC. (File No. 333-271265), filed on November 30, 2023 (the “USGMMF November 30 Registration Statement”).
(g)(2)	Services Agreement between the Registrant and Atlantic Fund Administration, LLC, dated June 12, 2023 is incorporated herein by reference to Exhibit (g)(2) of the Registration Statement on Form N-1A of the USGMMF November 30 Registration Statement.
(h)	Fee Waiver Agreement between the Registrant and the Adviser, dated February 29, 2024, filed herewith.
(i)	Opinion of Pietrantoni Mendez & Alvarez LLC is incorporated herein by reference to Exhibit (i) of the Registration Statement on Form N-1A of the USGMMF March 1 Registration Statement.
(j)	Consent of independent registered public accounting firm, filed herewith.
(k)	Not Applicable.
(l)	None.

(m)	Distribution (12b-1) Plan, dated October 20, 2023 is incorporated herein by reference to Exhibit (m) of the Registration Statement on Form N-1A of the USGMMF November 30 Registration Statement.
(n)	Rule 18f-3 Multi-Class and Expense Allocation Plan is incorporated herein by reference to Exhibit (n) of the Registration Statement on Form N-1A of the USGMMF March 1 Registration Statement.
(o)	Reserved.
(p)(1)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(1) of the Registration Statement on Form N-1A of Popular High Grade Fixed-Income Fund, Inc. (File No. 333-259158), filed on November 29, 2021.
(p)(2)	Code of Ethics of the Adviser is incorporated herein by reference to Exhibit (p)(2) of the Registration Statement on Form N-1A of Popular High Grade Fixed-Income Fund, Inc. (File No. 333-259158), filed on March 9, 2022 (the “High Grade March 9 Registration Statement”).
(p)(3)	Code of Ethics of the Distributor is incorporated herein by reference to Exhibit (p)(3) of the Registration Statement on Form N-1A of the High Grade March 9 Registration Statement.
(q)	Powers of Attorney, dated April 5, 2023, is incorporated herein by reference to Exhibit (q) of the Registration Statement on Form N-1A of Popular U.S. Government Money Market Fund, LLC. (File No. 333-271265), filed on April 14, 2023 (the “USGMMF November 30 Registration Statement”).

* To be filed by subsequent amendment.

Item 29. Person Controlled or Under Common Control With Registrant

None.

Item 30. Indemnification

The Fund has obtained directors’ and officers’ liability insurance for its directors and officers. The LLC Agreement contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by Puerto Rico law. The Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Popular Asset Management LLC, a subsidiary of Popular, Inc. (“Popular Asset Management”), acts as investment adviser to the Registrant (the “Adviser”). Popular Asset Management serves as investment adviser or co-investment adviser to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

Additional information regarding Popular Asset Management LLC is provided in the body of this Registration Statement on Form N-1A under the heading “Management, Advisory and Other Service Arrangements.”

Item 32. Principal Underwriters

(a) Popular Securities LLC acts as the principal underwriter or placement agent, as applicable, for each of the following investment companies, including the Registrant:

Popular Total Return Fund, Inc.
Popular Income Plus Fund, Inc.
Popular High Grade Fixed-Income Fund, Inc.
X2 Alternative Dividend Alpha Fund, Inc.
Popular Mezzanine Fund LLC

(b) Set forth below is information concerning each director and officer of Popular Securities, LLC. The principal business address of each such person is Banco Popular de Puerto Rico, 209 Ponce de Leon Ave., Popular Center, 3rd Floor, San Juan, Puerto Rico 00918.

Name	Position(s) and Office(s) with Popular Securities LLC	Position(s) and Office(s) with Registrant
Jaime A. Toro Lavergne	President	N/A
Marla Acosta Ashby	Chief Operating Officer	N/A
Beatriz Diaz del Llano	Principal Financial Officer	N/A
Jose J. Torres Ramos	Principal Operations Officer	N/A
Rosa Colon Ortiz	Chief Compliance Officer	N/A
Francisco R. Garcia Inclán	Co-Chief Compliance Officer	N/A

Item 33. Location of Accounts and Records

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

The Registrant undertakes to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of San Juan, and Commonwealth of Puerto Rico, on the 28th day of March, 2024.

Popular U.S. Government Money Market Fund, LLC

/s/ Angel Rivera Garcia
Angel Rivera Garcia President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Angel Rivera Garcia	President	March 28, 2024
Angel Rivera Garcia	(Principal Executive Officer)

/s/ James Gallo	Treasurer	March 28, 2024
James Gallo	(Principal Financial and Accounting Officer)

Enrique Vila del Corral*	Director	March 28, 2024
Enrique Vila del Corral

Jorge Vallejo*	Director	March 28, 2024
Jorge Vallejo

Carlos Pérez*	Director	March 28, 2024
Carlos Pérez

By*:	/s/ Manuel Rodríguez Boissén
Manuel Rodríguez Boissén
Attorney-in-Fact
March 28, 2024

EXHIBIT INDEX

Item 28.	Exhibits

(d)	Investment Advisory Contract between the Registrant and Popular Asset Management, LLC (the “Adviser”), dated February 22, 2024.

(e)	Common Stock Distribution Agreement between the Registrant and Popular Securities LLC, dated February 29, 2024.

(h)	Fee Waiver Agreement between the Registrant and the Adviser, dated February 29, 2024.

(j)	Consent of independent registered public accounting firm.